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                                                PALM AND HANDSPRING CONFIDENTIAL


                                                                    EXHIBIT 10.7
                                                CONFIDENTIAL TREATMENT REQUESTED

                           SOFTWARE LICENSE AGREEMENT

              This Software License Agreement is entered into by and between:
Palm, Inc. ("Palm"), a Delaware corporation with a place of business at 5470 Great America Parkway, Santa Clara, CA 95052; Palm Ireland Investment, a company organized and existing under the laws of The Republic of Ireland with a place of business at 25-28 North Wall Quay, International Financial Services Centre, Dublin 1, Ireland (referred to individually as "Palm Ireland" or collectively with Palm, Inc. as "Palm"); Handspring, Inc. ("Licensee"), a Delaware corporation with a place of business at 189 Bernardo Avenue, Mountain View, California 94043; and Handspring International Sarl, a company organized under the laws of Switzerland with a place of business at Geneva Tour Casai, 18 Avenue Louis-Casai, Geneva 1209, Switzerland (referred to individually as "Handspring International" or collectively with Handspring, Inc., as "Licensee"). The effective date of this Agreement shall be April 10, 2001 ("Effective Date").

                                    RECITALS

       A. Palm or its suppliers are the owners of software and other technology related to the Palm OS platform.

       B. Licensee is a developer, manufacturer and marketer of handheld computing products.

       C. Licensee desires to obtain a license to certain Palm software and technology, as more particularly described in Exhibit A (Palm Deliverables), in order to develop, manufacture and market handheld computing products incorporating, and compatible with, such Palm software and technology. Palm is willing to grant Licensee such a license upon the terms and conditions set forth below.

                                    AGREEMENT

       NOW, THEREFORE, the parties agree as follows:

1.     DEFINITIONS

       1.1 "API" means a set of programming language constructs for developing software and hardware that access specific functions and services provided by the Palm Software.

       1.2 "Competitor" means (i) any entity or entities that develops and licenses to third parties operating system software for a handheld or mobile computing device, and (ii) Research in Motion, Inc. ("RIM").


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       1.3 "Confidential Information" means that information of either party
("Disclosing Party") which is disclosed to the other party ("Receiving Party") pursuant to this Agreement, in written form and marked "Confidential," "Proprietary" or similar designation, or if disclosed orally, the Disclosing Party shall indicate that such information is confidential at the time of disclosure and send a written summary of such information to the Receiving Party within thirty (30) days of disclosure and mark such summary "Confidential," "Proprietary" or similar designation. Confidential Information shall include, but not be limited to, trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, schematics, designs, contracts, customer lists, financial information, product plans, sales and marketing plans and business information. References to a Receiving Party or a Disclosing Party shall also include all present and future subsidiary and parent companies of such party, subject to the restrictions contained in this Agreement.

       1.4 "Desktop Product" means a Licensee Product that contains or is bundled with the Palm Desktop Applications, in whole or in part, and no other Palm Software which is combined with Licensee's added value and used solely with a Device Product.

       1.5 "Device Product" means a Licensee Product that contains the Palm Software (other than a Desktop Product), in whole or in part, and which is combined with Licensee's added value.

       1.6 "Licensee Product" means a Device Product or a Desktop Product developed by Licensee, or for Licensee by a third party.

       1.7 "Licensee Software" means any software developed or acquired by Licensee, or for Licensee by a third party, for the Licensee Products.

       1.8 "Net Revenue" means monies received or receivable by Licensee in connection with the sale, permitted licensing, distribution or other exploitation of the Licensee Products, but shall exclude taxes, returns, rebates, and separately stated shipping and handling costs or maintenance, support, and engineering fees.

       1.9 "New Version" means a new release of the Palm Software for which the number to the left of the decimal point is increased. For example, Palm Software version 5.0 would be a New Version following Palm Software version 4.x.

       1.10 "Other Licensee" means any entity other than Licensee that licenses all or substantially all of the Palm Software from Palm for the purpose of developing and selling handheld computing products incorporating the Palm Software, including without limitation the division of Palm that currently develops, manufactures and markets handheld computing products.

       1.11 "Palm Compatibility Trademarks" means the Palm compatibility trademarks listed in Exhibit H (Palm Trademarks).


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* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


       1.12 "Palm Device Applications" means the applications files described in Exhibit A (Palm Deliverables).

       1.13 "Palm Device Applications SDK" means Palm's commercially available software development kit for applications for the Palm OS platform as described in Exhibit A (Palm Deliverables).

       1.14 "Palm Desktop Applications" means the Palm desktop software described in Exhibit A (Palm Deliverables).

       1.15 "Palm Development Environment" means [*]

       1.16 "Palm End-User Documentation" means the end-user documentation related to the Palm Software as described in Exhibit A (Palm Deliverables).

       1.17 "Palm Installation CD Files" means [*]

       1.18 "Palm Materials" means (a) the Palm End-User Documentation, Palm Technical Documentation, and any Palm end user materials provided hereunder, (b) all current and future foreign language versions thereof, to the extent that Palm has the right to license such versions to its Other Licensees and if such versions are made commercially available by Palm to its Other Licensees, and (c) revisions and/or upgrades to any of the foregoing if such revisions and/or upgrades are made commercially available by Palm to its Other Licensees.

       1.19 "Palm OS" means the Palm operating system software described in Exhibit A (Palm Deliverables), which may be updated by Palm from time to time. All Palm OS software shall be provided in object code form only, except as may be agreed by the parties in writing or as otherwise set forth in this Agreement.

       1.20 "Palm Software" means the Palm software described in Exhibit A (Palm Deliverables) and any Updates, Upgrades or New Versions thereof. All Palm Software shall be provided in object code form only, except as may be agreed by the parties in writing or as otherwise set forth in this Agreement. Palm Software includes the English language versions thereof and all current and future foreign language versions thereof to the extent that Palm has the right to license such versions to its Other Licensees and if such versions are made commercially available by Palm to its Other Licensees.

       1.21 "Palm Source Code" means certain source code for certain Palm Software which Palm, at its sole option, may elect to provide to Licensee from time to time.

       1.22 "Palm Source Code Documentation" means certain technical documentation relating to Palm Source Code which Palm, at its sole option, may elect to provide to Licensee from time to time.


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* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


       1.23 "Palm Technical Documentation" means the technical documentation, repair manuals, service manual, engineering schematics, and other materials relating to the Palm Software as described in Exhibit A (Palm Deliverables).

       1.24 "Palm Trademarks" means the Palm Compatibility Trademarks and the Other Palm Trademarks listed on Exhibit H (Palm Trademarks).

       1.25 [*]

       1.26 [*]

       1.27 [*]

       1.28 "Update" means a new release of the Palm Software which, for reason of additional functionality, the number to the right of the first decimal point is increased. For example, Palm Software 4.1 would be an Update to Palm Software 4.0.

       1.29 "Upgrade" means a bug fix, workaround, or patch to correct any reproducible error in the Palm Software for which the number to the right of the second decimal point is increased. For example, Palm Software 4.0.1 would be an Upgrade to Palm Software 4.0.

2.     LICENSES

       2.1. Development, Manufacturing, Testing and Support License.

              (a) Scope of License. Subject to the terms and conditions of this Agreement, Palm hereby grants to Licensee a personal, limited, non-exclusive, non-transferable (except as provided in Section 16.9), fully-paid license to use and reproduce the following solely to develop, manufacture, test and support the Licensee Products: (i) the Palm Development Environment in object code form (except as may be agreed by the parties in writing or as otherwise set forth in this Agreement), (ii) the Palm Software in object code form (except as may be agreed by the parties in writing or as otherwise set forth in this Agreement),
(iii) Palm Device Applications SDK in object code form (except as may be agreed by the parties in writing or as otherwise set forth in this Agreement), (iv) the Palm Installation CD Files (except as may be agreed by the parties in writing or as otherwise set forth in this Agreement), and (iv) the Palm Materials. Such license shall include the right to use any Palm intellectual property rights associated with or related to use of the Palm Development Environment, Palm Device Applications SDK, Palm Software and/or Palm Materials, solely in connection with the development, manufacturing, testing or support of such items solely contained in or bundled with, as provided in Section 2.2(a) (Scope of License), the Licensee Products.

              (b) Derivative Works. [*]


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under Section 6.2(b) (OS Enhancements; Implementation by Licensee), solely for use within or bundled with Licensee Products, as provided in Section 2.2(a) (Scope of License).

       2.2 Distribution License.

              (a) Scope of License. Subject to the terms and conditions of this Agreement, Palm hereby grants to Licensee a personal, limited, non-exclusive, non-transferable, worldwide, royalty-bearing license to use, reproduce, and distribute (directly or through third parties): (i) the Palm Software (except as provided in 2.2(a)(ii)), in object code form only, solely when contained in the Licensee Products; (ii) the Palm Desktop Applications and Palm Installation CD Files, in object code form only, solely when bundled with Licensee Products; and
(iii) the Palm End-User Documentation, solely when bundled with Licensee Products; and (iv) any Upgrades, Updates and New Versions, in object code form only, on a stand-alone basis to be used solely with Licensee Products. Licensee certifies, except for the distribution of New Versions, Upgrades and Updates on a stand-alone basis, that it will distribute the Palm Software only as incorporated into or bundled with Licensee Products as provided in this Section. Such license shall include the right to use any Palm intellectual property rights associated with or related to use of the Palm Software, the Palm Installation CD Files and/or the Palm End User Documentation, solely in connection with the distribution of such items contained in or bundled with Licensee Products, as provided in this Section above. Such license shall also include the right to grant end user sublicenses subject to the provisions of
Section 9.4 below.

              (b) Limitations. Licensee acknowledges and agrees that at such time it elects to distribute any Upgrade, Update or New Version pursuant to
Section 2.2(a) (Scope of License), whether contained in or bundled with a Licensee Product or on a stand-alone basis, Licensee shall distribute the complete Palm OS and HotSync Manager & Conduits as described in Exhibit A (Palm Deliverables), together with any other components required to satisfy Compatibility Certification pursuant to Section 2.3 (Compatibility and Trademark License), in their entirety and may not distribute only a subset of same.

       2.3 Compatibility and Trademark License

              (a) Compatibility Testing. Prior to the release of each of the Licensee Products and for each Update or New Version (but excluding an Upgrade) of the Palm Software that Licensee may embed into or bundle with such products, as permitted by Section 2.2(a)(Scope of License), Licensee shall submit the Licensee Products for compatibility testing in accordance with this Section 2.3. Licensee shall submit the Licensee Product to Palm no less than thirty (30) calendar days prior to the date Licensee desires to submit the Licensee Product to the Approved Testing Lab (as defined below) for compatibility testing so that Palm can prepare the test case suite. Licensee shall then submit the Licensee Product at its expense to any of Palm's approved independent compatibility testing labs ("Approved Testing Lab") for compatibility testing in


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accordance with the test criteria attached hereto as Exhibit B (the "Test
Criteria"). If the Approved Testing Lab rejects the Licensee Products because it does not conform in all material respects with the Test Criteria as determined by Palm, then such testing lab will provide Licensee and Palm a detailed written statement of the reasons for such rejection ("Statement of Errors"). Upon receipt of the Statement of Errors, Licensee shall use reasonable efforts to modify the Licensee Products to conform to the Test Criteria. The parties acknowledge that the contents of the Test Criteria may need to be changed from time to time if major new functionality is added to the Palm Software. Palm shall use its reasonable discretion in determining new Test Criteria for such Palm Software with such new functionality and will apply such new Test Criteria to all Other Licensees.

              (b) Compatibility Certification Requirement. Licensee agrees that it shall not release or distribute any Licensee Products for use with the Palm Software which have not received compatibility certification pursuant to subsection (a) above from an Approved Testing Lab in accordance with the Test Criteria ("Compatibility Certification"). Each version of a Licensee Product shall be required to pass the Test Criteria only once, regardless of Palm's subsequent modifications to the Palm Software. However, in order to obtain Compatibility Certification for a New Version or Update of the Palm Software to which new Test Criteria, as described in Section 2.3(a), would apply, Licensee must submit Licensee Products for compatibility testing against such new Test Criteria in accordance with Section 2.3(a). Licensee may indicate Compatibility Certification for Licensee Products only with respect to the version(s) of the Test Criteria which the Licensee Products have passed.

After a Licensee Product has received Compatibility Certification, Licensee may, at its option and its sole cost and expense, conduct the compatibility testing of any subsequent language version of such Licensee Product ("Localized Version") provided that all of the following conditions are met:

                     (i) The Localized Version is for any language supported by Palm, excluding any double byte languages.

                     (ii) The Localized Version does not require a different input method than utilized in the version of the Licensee Product that originally received Compatibility Certification.

                     (iii) The Localized Version does not contain any incremental operating system software which was not contained in the Licensee Product or other software which might affect the functionality of the Palm Software.

                     (iv) Either (1) none of the Approved Testing Labs could commit to completing the Compatibility Certification within thirty (30) calendar days from receipt of such Localized Version, or (2) an Approved Testing Lab did commit to such a deadline but the compatibility testing was not completed within such time. Notwithstanding the foregoing, if the Approved Testing Lab issued a Statement of Errors within the thirty (30) period, then the Approved Testing Lab shall be afforded an


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additional period of time beyond the original thirty (30) days if reasonably required for such errors to be fixed by Licensee and retested by the Approved Testing Lab, taking into consideration the Approved Testing Lab's timeliness in issuing the Statement of Errors, the nature of such errors, and Licensee's timeliness in correcting such errors.

                     (v) Licensee shall conduct the compatibility testing strictly in accordance with the Test Criteria and shall use the compatibility test suite provided by Palm for the primary version of the Licensee Product which received Compatibility Certification.

                     (vi) At least five (5) business days prior to the date Licensee first releases such Localized Version, Licensee will deliver to Palm a copy of the compatibility test results, together with a written statement by the employee of Licensee responsible for such testing certifying that the Localized Version satisfied the Test Criteria in all material respects and qualifies for Compatibility Certification pursuant to the terms hereof.

                     (vii) Palm may at any time audit the compatibility test results and/or Licensee's compatibility testing procedure to verify Licensee's compliance with the terms of this Section 2.3(b).

Licensee acknowledges and agrees that if Licensee releases a Licensee Product which has not first satisfied the Compatibility Certification hereunder in all material respects as provided in this Section, above ("Noncompatible Licensee Product"), Licensee shall cease any further distribution or sale of such Noncompatible Licensee Product. Licensee must resubmit such Noncompatible Licensee Product to Palm for Compatibility Certification pursuant to the provisions of this Section 2.3 and Exhibit B and receive such Compatibility Certification before any further distribution or sale of such Noncompatible Licensee Product. Failure to comply with the foregoing provisions shall be deemed a material breach for purposes of Section 15.4 (Right to Terminate).

              (c) Trademark License. Subject to subsections (a) and (b) above and the other terms and conditions of this Agreement, Palm hereby grants to Licensee a personal, limited, non-exclusive, non-transferable, fully-paid license to use, subject to the guidelines set forth in Palm's Trademark Policy Guidelines attached hereto as Exhibit C, the Palm compatibility trademarks listed in Exhibit H ("Palm Compatibility Trademarks") in connection with the marketing and sale of Licensee Products which contain or are bundled with the Palm Software, pursuant to Section 2.2(a) (Scope of License), and that have received Compatibility Certification, provided that Palm, upon its request, shall have the right to receive free samples of all advertising and promotional materials and reasonable numbers of sample production units of the Licensee Products and related Licensee documentation on which such trademarks are used to ensure that Palm's quality standards are maintained. Palm shall have the right to change the Palm Compatibility Trademarks upon written notice to Licensee, provided that Licensee (i) may continue to use the old Compatibility Trademarks on any Licensee Products for which the tooling existed on the date of such notice and in any related materials with


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respect to such Licensee Products until such products and materials are exhausted, and (ii) shall use the new Compatibility Trademarks on any Licensee Products for which the tooling is created or retooled, and on newly created or revised related materials with respect to such Licensee Products, after the date of such notice for purposes of compliance with this Section and Section 8.3 (Branding). Licensee shall use the Palm Compatibility Trademarks in conjunction with the distribution, promotion, and marketing of any and all Licensee Products that have received Compatibility Certification, consistent with the guidelines set forth in Exhibit C. The foregoing license shall be limited to use of the Palm Compatibility Trademarks for the purposes of Section 8.3 (Branding). Further, the foregoing license to the mark "Palm OS" shall be strictly limited to the applicable version number of the Palm OS designated by Palm and Licensee shall have no license to use a New Version name/number in connection with the distribution, promotion or marketing of any Licensee Product or related material (including, without limitation, on the Licensee Product or in any advertising, promotional or packaging materials) until such time as the Licensee Product has received Compatibility Certification for such New Version. Nothing in this Agreement grants Licensee ownership or any rights in or to use the Palm Trademarks, except in accordance with this license. Subject to Section 15.4(b)(ii) (Effect of Termination), the rights granted to Licensee in this license will terminate upon any termination or expiration of this Agreement and Licensee will no longer make any use of any Palm Compatibility Trademarks.

              (d) Trademark Ownership. Licensee acknowledges that Palm owns exclusive rights in the Palm Trademarks. Licensee will not use PALM as part of any of its product, service, domain or company names and will not take nor authorize any action inconsistent with Palm's exclusive trademark rights during the term of this Agreement or thereafter. Nothing in this Agreement grants Licensee ownership or any rights in or to use the Palm Trademarks, except in accordance with this license. Palm will have the exclusive right to own, use, hold, apply for registration for, and register the Palm Trademarks during the term of, and after the expiration or termination of, this Agreement in any country worldwide; Licensee will not use any of the Palm Trademarks to directly or indirectly promote or distribute handheld computing products not designed for the Palm Software. Unless otherwise instructed by Palm, Licensee will use a legend on its website and, where commercially feasible, on all printed materials and products bearing the Palm Trademarks similar to the following: "[Licensee name] uses the [Palm Trademark used] under express license from Palm, Inc."

              (e) Quality Maintenance. Licensee agrees that the overall quality of the Licensee Products and all related advertising, promotional and other related uses of the Palm Trademarks shall conform to or exceed industry standards. Licensee agrees to cooperate with Palm in facilitating Palm's quality control. Palm, upon its request, shall have the right to receive free samples of all advertising and promotional materials and reasonable numbers of sample production units of the Licensee Products and related Licensee documentation on which such trademarks are used to ensure that Palm's quality standards are maintained. Licensee shall comply with all requests from Palm to correct


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* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


any quality deficiencies in such materials and its website in no more than 30 days from time of request.

       2.4 Right to Sublicense or Use Contract Manufacturers.

              (a) [*]

                     (i) [*] which will contain provisions that protect Palm's proprietary rights to no less of an extent than such rights are protected by Sections 2.3 (Compatibility and Trademark License), 2.5 (No Reverse Engineering), 2.6 (Inspection Rights), 8.3 (Branding), 9 (Proprietary Rights), 12 (Confidentiality), and 14 (Export Regulations) of this Agreement. In the event of any failure by any [*] to comply with the foregoing terms of its [*], Licensee shall use its reasonable efforts to enforce and protect Palm's intellectual property rights against such [*], provided that Palm reserves the right to enforce and protect its intellectual property rights directly against such [*] with the cooperation of Licensee.

                     (ii) [*]

                     (iii) [*]

                     (iv) No later than [*], Licensee shall notify Palm in writing [*]

                     (v) Licensee shall pay Palm the Royalty set forth in
Section 4 (Royalties, Fees and Reports) and Exhibit D (Royalties and Fees) [*]

              (b) Manufacturing Sublicensing Terms. Subject to the requirements of Sections 2.5 (No Reverse Engineering) and 12 (Confidentiality), Licensee shall have the right to sublicense its rights under Section 2.1 (Development, Manufacturing, Testing and Support License) to consultants and contractors solely for the purpose of developing, manufacturing, testing, and supporting Licensee Products for Licensee. Licensee shall inform Palm at the parties' regular technical update meetings or otherwise of the identity of any third party manufacturer of Licensee Products located outside of the United States and Palm shall inform Licensee to Palm's knowledge of any potential security risks with respect to such manufacturer.

              (c) Limitations. Except as specified in this Section 2.4, Licensee shall not have the right to sublicense any of its rights under this Agreement [*]

       2.5 No Reverse Engineering. Licensee shall not reverse engineer, reverse compile or disassemble any Palm Software, or otherwise attempt to derive the source code to any Palm Software. The foregoing shall not apply to such activities if unavoidable when conducted solely in the ordinary course of technical support of Licensee Products such as may occur through the use of debugging tools.


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* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


       2.6 Inspection Rights. Palm shall have the right, upon reasonable advance notice, to inspect Licensee's records and facilities with respect to the manufacture of the Licensee Products hereunder and to receive sample units thereof in order to verify that such manufacturing is within the scope of this Agreement, that there are appropriate security procedures to protect Palm's Confidential Information, that Licensee is in compliance with Section 2.5 (No Reverse Engineering), and that Licensee is in compliance with its other obligations under this Agreement. Licensee shall have similar rights with respect to any contract manufacturers permitted by Palm under Section 2.4(b).

       2.7 No Other Licenses. The licenses granted under this Agreement are specifically set forth herein, and no licenses are granted by Palm to Licensee by implication or estoppel.

       2.8 Limitations on Scope of Agreements. The rights granted to Licensee under this Agreement do not, and will not, include:

              (a) [*]

              (b) [*]

       2.9 Source Code License. Upon Licensee's request, Palm may at Palm's sole option, from time to time, provide Licensee certain portions of the Palm Source Code and Palm Source Code Documentation subject to the provisions of this
Section 2.9.

              (a) Right to Examine. Subject to the terms and conditions of this Agreement, Palm hereby grants to Licensee a limited, non-exclusive, non-transferable, fully-paid license to examine the Palm Source Code and Palm Source Code Documentation, for the sole purpose of assisting Licensee in developing Licensee Products within the scope of this Agreement and to reproduce no more than three (3) copies of such Palm Source Code and Palm Source Code Documentation.

              (b) Right to Modify. Subject to the terms and conditions of this Agreement, Palm hereby grants to Licensee a limited, non-exclusive, non-transferable, fully-paid license to (i) modify those certain portions of the Palm Source Code identified on Exhibit I, with respect to Modifiable Source Code agreed to prior to the Effective Date, or on an Attachment to be added hereto with respect to Modifiable Source Code agreed to after the Effective Date (collectively, the "Modifiable Source Code"), but only for the limited purpose and such other terms set forth on Exhibit I or the Attachment applicable to such Modifiable Source Code, and (ii) use, reproduce and distribute any such modifications ("Licensee Modifications") in object code form only to the same extent that Licensee is permitted to do so with respect to Palm Software pursuant to Section 2.2 and Section 2.4, above. For each set of Modifiable Source Code agreed to after the Effective Date, the parties shall execute separate sequentially numbered Attachments (e.g., Attachment No. 1, Attachment No. 2, etc.) to this Agreement. Licensee shall have no right to (a) sublicense the rights granted in subsection 2.9(b)(i) above to any third party, (b) modify any Palm Source Code other than the Modifiable


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* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


Source Code, or (c) modify the Modifiable Source Code for any purpose other than as expressly set forth in Exhibit I or the applicable Attachment, or (d) sublicense any Licensee Modification to a third party except as permitted in
Section 2.9(b)(ii) or otherwise expressly permitted in [*] or on an Attachment. The licenses granted under this Section 2.9(b) are specifically set forth herein, and no licenses are granted by Palm to Licensee by implication or estoppel to the Modifiable Source Code.

              (c) Limitations of License. Licensee shall have no right to (i) sublicense any of its rights granted under this Sections 2.9 to any third party,
(ii) incorporate any Palm Source Code or Palm Source Code Documentation in any technology or products of Licensee or of any third party (except as expressly permitted under Section 2.9(b) above), (iii) disclose any Palm Source Code or Palm Source Code Documentation to any third party, (iv) use or reproduce any Palm Source Code or Palm Source Code Documentation other than as permitted by subsections 2.9(a) and (b) above, or (v) modify or distribute any Palm Source Code or Palm Source Code Documentation in any manner, except as set forth in
Section 2.9(b). The licenses granted under this Section 2.9 are specifically set forth herein, and no licenses are granted by Palm to Licensee by implication or estoppel to the Palm Source Code or Palm Source Code Documentation.

              (d) Inspection Rights. Palm shall have the right, upon reasonable advance notice, to inspect Licensee's records and facilities with respect to the use of the Palm Source Code and Palm Source Code Documentation in order to verify that such use is within the scope of this Agreement, and that there are appropriate security procedures in place to protect the Palm Source Code and Palm Source Code Documentation (including, without limitation, the procedures set forth in Section 2.9(e), below).

              (e) Confidentiality. Palm Source Code and Palm Source Code Documentation shall be deemed additional Confidential Information of Palm for purposes of this Agreement. Except as permitted in this Agreement, Licensee shall not use, make, have made, distribute or disclose any copies of the Palm Source Code or Palm Source Code Documentation, in whole or in part, or the information contained therein without the prior written authorization of Palm. Upon termination or expiration of this Agreement, Licensee will deliver such Palm Source Code and Palm Source Code Documentation, and any materials containing the information therein, to Palm. Licensee shall inform its employees having access to Palm Source Code and Palm Source Code Documentation of Licensee's limitations, duties and obligations regarding nondisclosure and limited copying thereof and shall obtain or have obtained their written agreement to comply with such limitations, duties and obligations. Licensee shall notify Palm in writing of the identities of any employees having access to such Palm Source Code and Palm Source Code Documentation and shall maintain accurate and complete records of the same, together with copies of each such employee's written agreement to comply with the terms hereunder; such persons shall be the only persons entitled to access to the Palm Source Code and Palm Source Code Documentation. Upon reasonable notice, Palm may audit such records. In the event that Palm, from time to time, provides Licensee with a copy of one or more CD's which contain all, or substantially all or a significant


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portion of the Palm Software in source code form, including any Updates or New
Versions thereof ("Palm Software CD"), Licensee agrees to the following additional obligations with respect to the Palm Software CD notwithstanding any other provisions of this Agreement: (i) Licensee shall only be entitled to use two (2) copies of the Palm Software CD, (ii) Licensee shall not make any additional copies of the Palm Software CD, (iii) Licensee shall only use the Palm Software CD on two (2) PC's at any one time, (iv) each copy of the Palm Software CD shall be kept in a locked room or file cabinet when not in use, and
(v) use of the Palm Software shall be password protected.

              (f) Palm's Right to Modify/Replace Source Code. Licensee agrees that any access to any Palm Source Code will not limit or restrict Palm's right to modify or replace such Palm Source Code in future versions of the Palm Software.

              (g) Termination of Source Code License. Except as expressly provided in this subsection 2.9 (g), all rights and obligations under this
Section 2.9, shall terminate and be of no further force or effect if there is a material change in the ownership or control of Licensee such that more than twenty percent (20%) or more of the voting equity stock of Licensee is owned and/or controlled (directly or indirectly) by one or more Competitor. In the event of such termination, Licensee shall promptly (i) cease all examination and/or modification of the Palm Source Code, (ii) return all Palm Source Code, including, but not limited to, all copies thereof, to Palm, and (iii) destroy all copies thereof, in whole and in part, residing within any computers in Licensee's control. Notwithstanding the foregoing, in the event of such termination, in no event shall such termination affect Licensee's rights to reproduce and distribute in object code form Licensee Modifications existing as of the effective date of such termination pursuant to Section 2.9(b)(ii).

              (h) No Other Licenses. The licenses granted under this Section 2.9 are specifically set forth herein, and no licenses are granted by Palm to Licensee by implication or estoppel to the Palm Source Code or Palm Source Code Documentation.

              (i) Survival. Licensee's obligations under this Section 2.9 with respect to any Palm Source Code and Palm Source Code Documentation shall survive in perpetuity.

       2.10 Desktop Site License. Subject to the terms and conditions of this Agreement, Palm hereby grants to Licensee a limited, non-exclusive, non-transferable (except as provided in Section 16.9), worldwide, royalty-free license to distribute solely for use with Device Products, the Palm Desktop Applications; provided that Licensee does not charge for copies of the Palm Desktop Applications. Licensee agrees that each copy of the Palm Desktop Application will be accompanied by Licensee's standard end user software license agreement as provided in Section 9.4, below. In addition, Licensee shall have the right to sublicense to enterprise end users the right to use and reproduce the Palm Desktop Applications for their internal use pursuant to a signed, written agreement with such enterprise end users, with no right to further sublicense; provided that the terms of such agreement shall be at least as protective of the Palm Desktop Applications as (i)


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

the terms and conditions Licensee uses for its own software products, (ii) the minimum terms and conditions set forth in Exhibit F-2, and (iii) the terms and conditions governing this Agreement. Licensee agrees to enforce the terms and conditions applicable to the Palm Desktop Applications contained in such agreements.

3.     DELIVERY

       The parties acknowledge and agree that Palm has delivered to Licensee a complete and current set of the deliverables specified in Exhibit A.

4.     ROYALTIES, FEES, AND REPORTS

       4.1 Royalties. Licensee shall pay to Palm the applicable royalties specified in Exhibit D ("Royalties") for each (i) Licensee Product sold or distributed by Licensee containing all or any portion of, or bundled with, the Palm Software, pursuant to Section 2.2(a) (Scope of License) and (ii) any Update or New Version sold or distributed by Licensee on a stand-alone basis. Such royalties shall be due and payable to Palm regardless of whether Licensee collects payments for the Licensee Products from Licensee's customers. In any event, Licensee is required to pay at least the minimum amount of Royalties per quarter specified in Exhibit D ("Minimum Quarterly Payment"). If Licensee fails to pay a Minimum Quarterly Payment when due Palm may elect to terminate this Agreement pursuant to the provisions of Section 15.3 (Right to Terminate) and Licensee will remain obligated to pay any Minimum Quarterly Payment past due on the date of termination. Each Minimum Quarterly Payment will be deemed a non-refundable payment by Licensee of Royalties due under this Agreement for the applicable quarter.

       4.2 Maintenance and Support Fees. Licensee shall pay to Palm fees as specified in Exhibit D (Royalties and Fees) for maintenance, support, Updates, Upgrades and New Versions made available by Palm to Licensee pursuant to Sections 6.1 and 7. Such fees shall be due and payable by Licensee to Palm in advance for each of Licensee's fiscal quarters during the term of this Agreement, regardless of whether Licensee collects payments for the Licensee Products or their maintenance and support from Licensee's customers. In no event will such fees entitle Licensee to receive any assistance in integrating any Palm Software with any Licensee Products, any custom development work for Licensee or any Licensee Products, or any modifications to any Palm Software beyond those covered by Section 7.1.

       4.3 Audit Rights. Licensee shall keep adequate records to verify all reports and payments to be made to Palm pursuant to this Agreement for a period of four (4) years following the date of such reports and payments. Palm shall have the right to select an independent certified public accountant mutually agreeable to the parties to inspect no more frequently than semiannually the records of Licensee on reasonable notice and during regular business hours to verify the reports and payments required hereunder. If such inspection should disclose any underreporting, Licensee shall pay Palm such amount within thirty
(30) days of the conclusion of such inspection. The entire cost of such


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

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


inspection shall be borne by Palm; provided, however, that if Licensee is determined by such inspection to have underpaid royalties by five percent (5%) or more, then the cost of such audit shall be borne by Licensee.

       4.4 Forecasts No later than forty-five (45) days after the beginning of each of Licensee's fiscal quarters during the term of this Agreement, Licensee shall provide Palm with a rolling four (4) quarter forecast (including the current quarter) of Royalties payable to Palm, broken down by geographical regions separated by (i) an aggregate of forecasted Royalties for the continents of North and South America and Japan, and (ii) an aggregate of forecasted Royalties for all other regions. Licensee shall use its commercially reasonable efforts to make such forecasts accurate to the best of its knowledge at the time the forecast is made.

5.     PAYMENT TERMS

       5.1 Payment. Royalties shall accrue upon shipment to a customer of Licensee Products by Licensee and shall be payable in United States Dollars [*] after the commencement date of each of Licensee's fiscal [*] for the immediately preceding fiscal quarter. Licensee will make payments to Palm according to the following terms:

              (a) Each Royalty payment shall be accompanied by a statement signed by an authorized representative of Licensee setting forth in sufficient detail the basis upon which the royalties were calculated during the relevant period for which the Royalties are due. The Royalty calculations will be broken down as follows: (1) the Maintenance and Support Fees, (2) the number of units of Licensee Product shipped broken down by version of the Palm OS and (3) Royalties broken down by geographical regions separated by (i) aggregate Royalties for the continents of North and South America (except for the United States) and Japan, (ii) aggregate royalties for the United States, and (iii) aggregate royalties for all other regions.

              (b) All Royalties generated by Licensee in the continents of North and South America and in Japan shall be paid by Licensee to Palm, Inc. at the address set forth at the beginning of this Agreement or such other address as Palm may designate in writing; all Royalties generated by Licensee outside the continents of North and South America and Japan shall be paid by Licensee to Palm Ireland in accordance with Palm's instructions. All Maintenance and Support Fees shall be paid by Licensee to Palm, Inc. in accordance with this Section.

       5.2 Royalty-Free Units of Licensee Products. Licensee shall have the right to manufacture and distribute Licensee Products, provided that it does not receive any revenue therefrom, [*]


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

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


       5.3 [*]

Such option will be Licensee's sole and exclusive remedy for Palm's breach of this Section 5.3.

[*]

       5.4 Taxes.

              (a) In addition to any other payments due under this Agreement, Licensee agrees to indemnify and hold Palm harmless from any sales, use, excise, import or export, value added or similar tax or duty, any other tax not based on Palm's net income, and any governmental permit and license fees, customs fees and similar fees levied upon delivery of the deliverables and/or services hereunder which Palm may incur in respect of this Agreement.

              (b) If applicable law requires Licensee to withhold any income taxes levied on payments to be made pursuant to this Agreement ("Withholding Tax"), Licensee shall (i) give Palm prior written notice and give Palm the opportunity to contest such tax under applicable law, (ii) take advantage of the reduced Withholding Tax provided for by the applicable tax treaty then in force, and (iii) and shall be entitled to deduct any Withholding Tax that was withheld by Licensee from the payments due to Palm hereunder. Licensee shall promptly effect payment of the Withholding Tax to the appropriate tax authorities and shall transmit to Palm within ten (10) business days of such payment official tax receipts or other evidence issued by the appropriate tax authorities sufficient to enable Palm to support a claim for income tax credits in the United States. Licensee further agrees to assist Palm, upon request, if Palm contests, by appropriate legal or administrative proceedings, the validity or amount of the Withholding Tax. In the event Palm does not receive official tax receipts or such other evidence within thirty (30) days of payment, Palm shall have the right to invoice Licensee for, and Licensee shall promptly pay, such Withholding Tax, unless Licensee promptly produces official tax receipts evidence of other payment to Palm.

6.     UPDATE, UPGRADES, NEW VERSIONS, AND ADDITIONAL COMPONENTS

       6.1 Updates, Upgrades and New Versions. Provided that Licensee has paid Palm the maintenance and support fees due under Section 4.2, during the term of this Agreement Palm shall deliver to Licensee within a commercially reasonable period of time and substantially in parallel with Palm's delivery to all Other Licensees all Updates, Upgrades and New Versions and all revisions or upgrades to the Palm Development Environment, the Palm Materials, the Palm Device Applications SDK or the Palm Installation CD Files. In no event will Palm deliver to Licensee:


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

              (a) an Update, Upgrade or New Version to the Palm Software more than thirty (30) days following both Palm's beta release and production release of the same.

              (b) a revision or upgrade to the Palm Development Environment, the Palm Device Applications SDK, the Palm Materials, or the Palm Installation CD Files more than thirty (30) days following both Palm's beta release and production release of the same.

Upon delivery of the foregoing items to Licensee, the licenses granted to Licensee pursuant to Section 2 above shall be deemed to include such items. Licensee acknowledges that during the term of this Agreement, in addition to delivering to Licensee the Updates, Upgrades and New Versions, Palm expects to release additional components and separate modules not described in Section 6.2
(c) (Palm Source Code Enhancements) for the Palm Software for which Palm may elect to require that licensees pay separate consideration and enter into separate agreements or amendments in order to have any rights to such modules or components.

       6.2 OS Enhancements.

              (a) Approved OS Enhancements. In the event that Licensee requests in writing that Palm add new functionality to the Palm OS requiring enhancements to the Palm Source Code, Palm will consider such request in good faith and will respond to Licensee in writing within thirty (30) days of its receipt of such request (or within such longer time period as may be reasonably agreed by the parties) with whether Palm intends to implement such request and, if so, with a proposed schedule for implementation. In the event Palm approves such request under a proposed schedule reasonably acceptable to Licensee ("Approved Enhancements"), Palm will use its reasonable commercial efforts to implement such enhancements within the proposed schedule, whereupon such Approved Enhancements will be deemed additional Palm Software for all purposes of this Agreement. Upon delivery to Licensee, the licenses granted to Licensee pursuant to Section 2 above shall be deemed to include such Approved Enhancements. Licensee shall execute all assignments and other documents as may be requested by Palm to evidence and perfect Palm's ownership of the Approved Enhancements and the intellectual property rights therein.

              (b) Implementation by Licensee. To the extent that Palm rejects Licensee's request for Palm OS enhancements, or if Palm's proposed schedule is not reasonably acceptable to License, then Licensee may notify Palm in writing that Licensee wishes to implement such enhancements itself, whereupon the parties will negotiate in good faith the terms under which Licensee may develop the enhancements, including: (i) which Palm Source Code and tools Licensee will require; (ii) the limitations that will be placed on Licensee's (and any contractors') use of such Palm Source Code and tools; (iii) the parties respective intellectual property rights in such enhancements; (iv) Palm's responsibility, if any, for support and maintenance of such enhancement; and (v) Licensee's responsibility for any costs and expenses that Palm may incur in connection with such implementation, support, and maintenance.


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

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


              (c) Palm Source Code Enhancements. Licensee shall have the right to receive upon its request, any material modification to the Palm Source Code made by Palm which is not otherwise incorporated into the Palm Software or a New Version, Upgrade or Update thereof ("Other Palm Modification"), provided that the modification was not made by or for Palm on behalf of a third party. Upon delivery to Licensee, such Other Palm Modifications shall be deemed Palm Software for purposes of the licenses under Section 2, provided, however, that Licensee acknowledges that such Other Palm Modifications may not be tested or productized by Palm and that such Other Palm Modifications will be provided strictly on an "as is" basis and that the provisions of Sections 7 (Support), 10 (Warranty) and 11.1 (Indemnity) shall not apply to such Other Palm Modifications.

       6.3 APIs. The parties acknowledge and agree that the purpose of this
Section 6.3 is to promote and encourage standardized APIs for the Palm Software in order to (i) assist the developer community by reducing the time, effort and cost involved in developing applications compatible with products incorporating the Palm Software, (ii) provide a rich suite of interoperable applications to the end user community, and (iii) provide data compatibility between products incorporating the Palm Software. In addition to the procedure set forth below, the parties agree to hold regular technical and executive meetings to discuss the future direction of the Palm Software at dates and times to be agreed upon by the parties.

[*]

                     (iv) Confidentiality. All notices, meetings and other communications required under this Section 6.3 shall be confidential and any information disclosed shall be governed by the provisions of Section 12 (Confidentiality).

       6.4 New Versions.

                     (i) License Response to Requirements Document. Licensee shall provide Palm with written notice within thirty (30) calendar days of Licensee's receipt of Palm's product requirements document for such New Version, setting forth in reasonably sufficient detail Licensee's initial reaction to the proposed New Version. If in such notice, or at a later date, Licensee informs Palm that it does not plan to use the New Version, the parties will promptly meet and discuss the New Version and Licensee's rationale for not wanting to use it with Licensee Products.

                     (ii) Licensee Use of a New Version. Unless Licensee has a material and commercially reasonable justification for not using a New Version, Licensee agrees to use such New Version for (i) each Licensee Product where development of that product commenced after Licensee's receipt of the beta release of the New Version from Palm (the "Release Date"), and (ii) for each Licensee Product where development of that product commenced before the Release Date from Palm if Licensee upgrades the ROM on the Licensee Product for any purpose other than a bug fix, work around, or patch to correct any reproducible error after the Release Date.


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

7.     SUPPORT

Palm shall provide Licensee with the following support during the term of this Agreement in accordance with the Palm support terms set forth in Exhibit E (Palm Support Services).

       7.1 Development Support. Palm will provide Licensee with a reasonable level of support by telephone, e-mail, fax or, if requested by Licensee, in person at Palm's Santa Clara, California site, during Palm's normal business hours (8:00 a.m. -- 5:00 p.m. California time, Monday through Friday, excluding holidays) in connection with Licensee's use of the Palm Software to develop and support the Licensee Products, including the use of reasonable commercial efforts: (i) to answer Licensee's questions regarding the proper utilization and optimization of the Palm Software; and (ii) to provide solutions, workarounds and/or patches to correct any reproducible error in the Palm Software. Licensee shall designate up to two qualified individuals to act as primary technical liaisons for communications with Palm's technical support staff. Palm shall designate two qualified individuals to act as primary and secondary technical liaisons for communications with Licensee's technical support staff.

       7.2 Customer Support. Licensee shall be solely responsible for First Level Support and Second Level Support of the Licensee Products. The parties agree to work together to develop and facilitate the call handling processes to provide seamless customer support and technical service to resellers and end users of the Licensee Product. In addition, Palm will provide Licensee with Third Level Support during the term of this Agreement. The definitions of First, Second and Third Level Support shall be as set forth in Section 7.3 below. During the term of this Agreement, Palm shall permit Licensee to create hyperlinks to the Palm Web site and to display certain Palm end user materials on Licensee's Web site for customer support purposes, subject to Palm's prior approval of each proposed use. During the term of this Agreement, Licensee shall permit Palm to create hyperlinks to the Licensee Web site and to display certain Licensee end user materials on Palm's Web site for customer support purposes, subject to Licensee's prior approval of each proposed use.

       7.3 Technical Support.

              (a) Technical Support Levels. For the purposes of Section 7.2 above, "Level" means a certain class of service provided for the Licensee Products. Definitions are as follows:

                     (i) "First Level Support" means first call support on all customer calls; technical support staff answers technical inquiries regarding Licensee Products, performs Licensee Product configuration support, if applicable, and provides broad troubleshooting expertise.


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

                     (ii) "Second Level Support" means specialist level technical support; technical support/escalation staff performs problem isolation and replication, and implements a solution for a problem that is not the result of a Palm Software program error. In the case of a Palm Software program error, the technical staff is able to identify the source of the error, create a reproducible test case, and document the details of the error for escalation to Palm.

                     (iii) "Third Level Support" means backup technical support to two representatives of Licensee's Second Level Support team (the "Authorized Callers"). Palm will identify to Licensee its technical support personnel for the Palm Software (the "Designated Support Personnel"). The Authorized Callers and Designated Support Personnel will be the primary contacts between Palm's and Licensee's technical support and/or escalation centers. Licensee will provide a list of Authorized Callers including names, address, phone numbers, and Internet e-mail address. Palm will provide a similar list of Designated Support Personnel. These lists will be reviewed periodically and updated as required.

              (b) Support Timing. Palm shall make Third Level Support available via telephone, fax or e-mail solely to Licensee's Authorized Callers during Palm's normal business hours (8:00 a.m. -- 5:00 p.m. California time, Monday through Friday, excluding holidays). Palm shall use reasonable commercial efforts to answer support questions within the timeframes specified in Exhibit E (Palm Support Services). So long as Palm is using reasonable commercial efforts to answer such questions, Palm's inability to resolve answer such question shall not be deemed a material breach of the Agreement.

              (c) Direct Customer Support. Palm will not be obligated to provide direct support of any kind to Licensee's customers or end users pursuant to this Agreement. Licensee will provide sufficient information and/or training regarding the Licensee Products to Palm's Designated Support Personnel to enable Palm to properly assist Licensee in resolving problems.

       7.4 Termination of Support for Old Version of Palm Software. Palm's support obligations hereunder shall terminate within eighteen (18) consecutive months after the release of a New Version, Upgrade and Update with respect to the prior version of the Palm Software. For example (i) upon the release of Palm Software 4.0, Palm will cease supporting Palm Software 3.5 within eighteen months, and (ii) upon the release of Palm Software 4.1, Palm will cease supporting Palm Software 4.0 within eighteen months.

       7.5 Exclusions. Palm shall have no obligation to provide Licensee with any support or maintenance of any kind at any time with respect to (i) the Palm Source Code or Palm Source Code Documentation, (ii) the integration of any Palm Software with any Licensee Products beyond those covered by Section 7.1, (iii) any custom development work for Licensee or any Licensee Products or (iv) any modifications to any Palm Software.


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* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


       7.6 Failure to Provide New Versions, Updates or Development Support. If Palm commits a material breach of Section 6.1(a), 6.1(b) or Section 7.1 ("Material Support Breach"), and fails to cure such Material Support Breach [*] after receipt of written notice of such breach from Licensee ("Cure Period"), [*].

8.     MARKETING AND PUBLICITY

       8.1 Marketing. The parties agree to work together to identify areas where joint marketing efforts would benefit both parties, and upon mutual agreement shall implement such efforts.

       8.2 Publicity. Neither party shall disclose the terms of this Agreement to any third party, other than its financial or legal advisors, or make any announcements regarding the nature of the relationship between the parties without the prior approval of the other party, except that a party may disclose the terms of this Agreement where required by law, provided that such party uses reasonable effort to obtain confidential treatment or similar protection to the fullest extent available to avoid public disclosure of the terms of this Agreement. A party required by law to make disclosure of the terms of this Agreement will promptly notify the other party and permit the other party to review and participate in the application process seeking confidential treatment.

       8.3 Branding. In accordance with Section 2.3(c), Licensee will use the Palm Compatibility Trademarks in conjunction with the distribution of the Licensee Products during the term of this Agreement. Licensee shall use the Palm Compatibility Trademarks on all Licensee Products, splash screens associated with the Licensee Products, packaging for the Licensee Products, documentation for the Licensee Products and all advertising, promotional and other collateral printed materials for the Licensee Products.

       8.4 Developer Support. Licensee shall participate in developer programs as set forth in Exhibit G (Developer Programs) attached hereto. In order to enable Palm to support Licensee's registered developers in their development activities on the Palm OS platform, Licensee will cooperate with Palm in order to register such developers with Palm as well.

9.     PROPRIETARY RIGHTS

       9.1 Title. Licensee acknowledges that the Palm Software and Palm Materials are the valuable trade secrets of Palm. Palm shall be the sole and exclusive owner of the Palm Software and Palm Materials. Subject always to Palm's ownership of the Palm Software, Licensee shall be the sole and exclusive owner of the Licensee Products and Licensee Software. Applications for the Licensee Products shall belong solely and


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

exclusively to the party that developed such applications. Licensee acknowledges that Palm is the sole owner of all trademark rights in the Palm Trademarks specified in Exhibit H (Palm Trademarks). Licensee agrees to do nothing inconsistent with such ownership. All use of the Palm Trademarks by Licensee shall inure to the benefit of, and be on behalf of, Palm.

       9.2 Proprietary Rights Notices. Licensee agrees that it will not remove, alter or otherwise obscure any proprietary rights notices appearing in the Palm Software and Palm Materials. Further, Licensee agrees that it will cause to appear on the container or label for each unit of the Licensee Products manufactured hereunder appropriate patent and copyright notices and proprietary data legends as contained in the Palm Software delivered by Palm or as otherwise reasonably required by Palm.

       9.3 U.S. Government Restricted Rights Legend. All Palm technical data and computer software is commercial in nature and developed solely at private expense. Software is delivered as Commercial Computer Software as defined in DFARS 252.227-7014 (June 1995) or as a commercial item as defined in FAR 2.101(a) and as such is provided with only such rights as are provided in Palm's standard commercial license for such software. Technical data is provided with limited rights only as provided in DFARS 252.227-7015 (Nov. 1995) or FAR 52.227-14 (June 1987), whichever is applicable. Licensee will: (a) identify and license the software developed by Licensee hereunder in all proposals and agreements with the United States Government or any contractor therefor; and (b) legend or mark such software provided pursuant to any agreement with the United States Government or any contractor therefor in a form sufficient to obtain for Palm and its suppliers the protection intended by this Section 9.3 (U.S. Government Restricted Rights Legend). Licensee agrees not to remove or deface any portion of any legend on any software or documentation delivered to it under this Agreement.

       9.4 End-User Licensing. Licensee agrees that each copy of the software distributed by Licensee hereunder will be accompanied by a copy of Licensee's standard end user software license; provided, however, that the terms of such license will be drafted so as to apply to the Palm Software and shall be at least as protective of the Palm Software as: (i) the terms and conditions Licensee uses for its own software products; (ii) the minimum terms and conditions set forth in Exhibit F-1 (Minimum Terms and Conditions of End User License); and (iii) the terms and conditions governing this Agreement. Licensee agrees to include in such terms and conditions for use outside of the United States any country-specific provisions needed to comply with the foregoing, and agrees to enforce the terms and conditions applicable to the Palm Software contained in such license.

       9.5 Palm Source Code. Licensee acknowledges that Palm Source Code and Palm Source Code Documentation are valuable trade secrets and Confidential Information of Palm. Palm shall be the sole and exclusive owner of the Palm Source Code and Palm Source Code Documentation. Licensee agrees that it will not remove, alter or otherwise obscure any proprietary rights notices appearing in the Palm Source Code or Palm Source Code Documentation. The parties respective intellectual property


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
* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


rights in and to Licensee Modifications shall be as set forth in Exhibit I or an Attachment to this Agreement, pursuant to Section 2.9(b); [*]. In either event, upon thirty (30) days written notice from Palm, Licensee shall provide to Palm, in both source code and object code formats, any Licensee Modifications that Palm requests.

10.    WARRANTY

       10.1 Palm Warranty. Palm warrants that for a period of ninety (90) days after receipt by Licensee of the Palm Software, Palm Device Applications SDK (except for any third-party developer tools), Palm Development Environment (except for any third-party developer tools), Palm Installation CD Files and Palm Materials (the "Warranty Period") the media on which Palm delivers the Palm Software, Palm Device Applications SDK (except for any third-party developer tools), Palm Development Environment (except for any third-party developer tools), Palm Installation CD Files and Palm Materials to Licensee shall be free of defects in material and workmanship and the Palm Software will perform substantially in accordance with the Palm End-User documentation. As Licensee's sole and exclusive remedy for any breach of such warranty, Palm shall replace any such defective media and/or undertake to correct such performance problems in accordance with Sections 6.1 and 7 promptly following receipt of written notice from Licensee of such defects during the Warranty Period. EXCEPT FOR THE LIMITED WARRANTIES SET FORTH IN THIS SECTION 10, PALM MAKES NO WARRANTIES, TERMS OR CONDITIONS, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, SATISFACTORY QUALITY, NON-INFRINGMENT, COURSE OF DEALING OR COURSE OF PERFORMANCE ARE EXPRESSLY EXCLUDED.


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

       10.2 Licensee Product Warranty. Licensee shall be solely responsible for customer warranties of any and all products manufactured by Licensee pursuant to this Agreement.

       10.3 Source Code Warranty Disclaimer. PALM MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WHATSOEVER, AS TO THE PALM SOURCE CODE OR PALM SOURCE CODE DOCUMENTATION. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, SATISFACTORY QUALITY, NON-INFRINGMENT, COURSE OF DEALING OR COURSE OF PERFORMANCE ARE EXPRESSLY EXCLUDED.

11.    INDEMNIFICATION

       11.1 By Palm. Palm shall, at its own expense, defend and indemnify Licensee for damages and reasonable costs incurred in any suit, claim or proceeding brought against Licensee alleging that the Palm Software, Palm Materials, Palm Development Environment (except for any third-party development tools), Palm Installation CD Files, Palm Device Application SDK (except for any third-party development tools), or Palm Trademarks licensed pursuant to this Agreement infringe (i) any patents in the U.S., Canada, Japan or European community, (ii) any copyrights worldwide, or (iii) any trademarks in any countries in which Palm markets products in connection with the Palm Trademarks, or misappropriate any trade secrets, provided that Palm is promptly notified, rendered reasonable assistance by Licensee as required, and permitted to direct the defense or settlement negotiations. Palm shall have no liability for any infringement arising from: (a) the integration or combination of the Palm Software, Palm Materials, Palm Development Environment, Palm Installation CD Files, Palm Device Application SDK, or Palm Trademarks together with other software, materials or products not integrated or combined by Palm, if the infringement would have been avoided in the absence of such integration or combination; (b) the use of other than a current unaltered release of the software available from Palm, if the infringement would have been avoided by the use of the then-current release, and if Palm has provided such current release to Licensee; or (c) the Other Palm Modifications or modifications to the Palm Software, Palm Materials, Palm Development Environment, Palm Device Application SDK or Palm Installation CD Files requested by Licensee, including, but not limited to, the Licensee Modifications.

       11.2 Remedies. In the event Palm reasonably believes that the use or distribution of any Palm Software, Palm Materials, Palm Development Environment, Palm Installation CD Files, Palm Device Application SDK, or Palm Trademarks is likely to be enjoined, Palm may, at its option, either: (i) substitute functionally equivalent non-infringing Palm Software, Palm Materials, Palm Development Environment, Palm Installation CD Files, or Palm Device Application SDKs, as the case may be; (ii) modify the infringing item so that it no longer infringes but remains functionally equivalent; (iii) obtain for Licensee, at Palm's expense, the right to continue use of such item; or (iv) if none of the foregoing is feasible, Palm may take back such infringing item or items and

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


terminate only that portion of the license associated with respect to such item or items, subject to a mutually satisfactory equitable reduction in the Royalty and fees payable under this Agreement. Should the use or distribution of any Palm Software, Palm Materials, Palm Development Environment, Palm Installation CD Files, Palm Device Application SDK, or Palm Trademarks be enjoined, Palm shall, at its option, either: (i) substitute functionally equivalent non-infringing Palm Software, Palm Materials, Palm Development Environment, Palm Installation CD Files, or Palm Device Application SDK as the case may be; (ii) modify the infringing item so that it no longer infringes but remains functionally equivalent; (iii) obtain for Licensee, at Palm's expense, the right to continue use of such item; or (iv) if none of the foregoing is feasible, Palm may take back such infringing item or items and terminate only that portion of the license associated with respect to such item or items, subject to a mutually satisfactory equitable reduction in the Royalty and fees payable under this Agreement. Notwithstanding the foregoing, Licensee acknowledges that Palm may undertake to obtain patent licenses from third parties relating to the Palm Software, Palm Development Environment, Palm Installation CD Files, and/or Palm Device Application SDK and in such event the royalty obligation for the Licensee Products arising from such patent licenses shall be passed through to, and paid at the direction of Palm, by Licensee; provided, however, that the per-unit royalty obligation payable by Licensee shall not exceed the per-unit or percentage royalty obligation (whichever is less) payable by Palm for products similar to the Licensee Products, and shall not in any event exceed [*]. SECTIONS 11.1 AND 11.2 STATE LICENSEE'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND, AND ALL WARRANTIES OF NON-INFRINGEMENT, EXPRESS OR IMPLIED, ARE SPECIFICALLY DISCLAIMED AND EXCLUDED.

       11.3 By Licensee. Licensee shall, at its own expense, defend and indemnify Palm for damages and reasonable costs incurred in any suit, claim or proceeding brought against Palm or its subsidiaries alleging that the Licensee Products, Licensee Software and/or related materials infringe (i) any patents in the U.S., Canada, Japan or the European Community, (ii) any copyrights worldwide, or (iii) any trademarks in any countries in which Licensee markets products in connection with the Palm Trademarks, or misappropriates any trade secrets, provided that Licensee is promptly notified, rendered reasonable assistance by Palm as required, and permitted to direct the defense or settlement negotiations. Licensee shall have no liability for any infringement arising from (a) the integration or combination of the Licensee Products or Licensee Software together with other software, materials or products not integrated or combined by Licensee, if the infringement would have been avoided in the absence of such integration or combination, or (b) use or distribution of Palm Software or Palm Materials. SECTION 11.2 AND 11.3 STATES PALM'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND, AND ALL WARRANTIES OF NON-INFRINGEMENT, EXPRESS OR IMPLIED, ARE SPECIFICALLY DISCLAIMED AND EXCLUDED.

       11.4 Other Indemnity. Each party shall indemnify and defend the other against all claims, suits, losses, expenses and liabilities (including reasonable attorneys' fees) for bodily injury, personal injury, death and tangible property damage as a result of the negligence, intentional wrongful acts or omissions, or misrepresentations of the indemnifying party or any person for whose actions it is legally liable, provided that the indemnifying party is promptly notified, rendered reasonable assistance by the indemnified party as required, and permitted to direct the defense or settlement negotiations.

12.    CONFIDENTIALITY

       12.1 Confidential Information. Each party acknowledges that in the course of the performance of this Agreement, it may obtain the Confidential Information of the other party. The Receiving Party (as defined in Section 1.1 (Confidential Information)) shall, at all times, both during the term of this Agreement and thereafter for a period of five (5) years keep in confidence and trust all of the Disclosing Party's (as defined in Section 1.1 (Confidential Information)) Confidential Information received by it (except for any source code, which shall be kept in confidence and trust in perpetuity). The Receiving Party shall not use the Confidential Information of the Disclosing Party other than as expressly permitted under the terms of this Agreement. The Receiving Party shall take reasonable steps to prevent unauthorized disclosure or use of the Disclosing Party's Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons. The Receiving Party shall not disclose Confidential Information of the Disclosing Party to any person or entity other than its officers, employees, contractors, and consultants who need access to such Confidential Information in order to effect the intent of this Agreement and who have entered into confidentiality agreements which protect the Confidential Information of the Disclosing Party sufficient to enable the Receiving Party to comply with this Section 12.1. The Receiving Party shall immediately give notice to the Disclosing Party of any unauthorized use or disclosure of Disclosing Party's Confidential Information. The Receiving Party agrees to assist the Disclosing Party to remedy such unauthorized use or disclosure of its Confidential Information.

       12.2 Exceptions to Confidential Information. The obligations set forth in
Section 12.1 (Confidential Information) shall not apply to the extent that Confidential Information includes information which is: (a) now or hereafter, through no unauthorized act or failure to act on the Receiving Party's part, in the public domain; (b) known to the Receiving Party without an obligation of confidentiality at the time the Receiving Party receives the same from the Disclosing Party, as evidenced by written records; (c) hereafter furnished to the Receiving Party by a third party as a matter of right and without restriction on disclosure; (d) furnished to others by the Disclosing Party without restriction on disclosure; or (e) independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information. Nothing in this Agreement shall prevent the Receiving Party from disclosing Confidential Information to the extent the Receiving Party is legally compelled to do so by any governmental investigative or judicial agency pursuant to proceedings over which such agency has jurisdiction; provided, however, that prior to any such disclosure, the Receiving Party shall: (i) assert the confidential nature of the Confidential Information to the agency; (ii) immediately notify the Disclosing Party in writing of the agency's order or request to disclose; and (iii) cooperate fully with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting its confidentiality.

       12.3 Other Terms. Palm shall designate individuals ("Designated Recipients") to receive and manage Licensee's confidential information. Upon receipt of written notice from Palm indicating such Designated Recipients, Licensee shall restrict its disclosure of confidential information to such Designated Recipients. Palm may change or add any Designated Recipients upon fifteen (15) days prior written notice to Licensee. The Designated Recipients shall disseminate Licensee's confidential information only to employees and contractors of Palm on a need to know basis for purposes of implementing the intent of this Agreement. If an engineer performing services for Palm is given access to any of Licensee's confidential information and such engineer also performs services for any Other Licensee, then such engineer shall be required to sign a separate written non-disclosure agreement prohibiting such engineer from using any of Licensee's confidential information for any purpose other than effecting the intent of this Agreement.

13.    LIMITATION OF LIABILITY

       EXCEPT FOR LIABILITY FOR BREACH OF SECTION 12 (CONFIDENTIALITY), AND EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 11 (INDEMNIFICATION): (A) NEITHER PARTY SHALL HAVE ANY LIABILITY FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR FOR LOSS OF REVENUE, LOSS OF BUSINESS, OR OTHER FINANCIAL LOSS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF A PARTY HERETO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF ANY LIMITED REMEDY SPECIFIED IN THIS AGREEMENT IS DEEMED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE; AND (B) IN NO EVENT SHALL PALM'S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID BY LICENSEE TO PALM UNDER THIS AGREEMENT.

14.    COMPLIANCE WITH LAW

       14.1 Laws Generally. Licensee agrees to comply with all applicable laws, rules, and regulations in connection with its activities under this Agreement.

       14.2 Export Regulations. Neither party shall export, directly or indirectly, any technical data or software acquired under this Agreement or the direct product of any such technical data or software to any country for which the United States Government or any agency thereof, at the time of export, requires an export license or other government approval, without first obtaining such license or approval. With respect to any export transactions under this Agreement, both parties will cooperate in any reasonable manner to effect compliance with all applicable export regulations.

15.    TERM AND TERMINATION

       15.1 Term. This Agreement shall be effective from the Effective Date for a period of eight (8) years ("Initial Term"), unless earlier terminated in accordance with its terms. This Agreement may be renewed solely by the mutual written agreement of the parties, which shall specify the applicable Royalties and any other additional terms as agreed by the parties at that time.

       15.2 Termination Due to Bankruptcy, etc. In the event a party: (i) becomes insolvent; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws which such party fails to have released within thirty (30) days after filing; (iii) proposes any dissolution, composition or financial reorganization with creditors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to all or substantially all property or business of such party; or (iv) such party makes a general assignment for the benefit of creditors, the other party may terminate this Agreement by giving a termination notice, which termination shall become effective ten (10) days after mailing.

       15.3 Right to Terminate. Either party shall have the right to terminate this Agreement if the other party is in material breach of any term or condition of this Agreement and fails to remedy such breach within thirty (30) days after receipt of written notice of such breach given by the non-breaching party.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


       15.4 Effect of Termination.

              (a) Upon the termination or expiration of this Agreement: (i) the licenses and other provisions of this Agreement shall be terminated; (ii) Licensee's obligation to pay all sums past or currently due hereunder on the date of such termination or expiration shall be accelerated and all such sums shall be due and payable within forty-five (45) days of the end of the calendar quarter in which the date of termination or expiration occurred; and (iii) the Receiving Party shall, within fifteen (15) days of receipt of a written request by the Disclosing Party to do so, return to the Disclosing Party or destroy all full or partial copies, in whatever media, of any and all confidential materials in the Receiving Party's possession which had been furnished to the Receiving Party by the Disclosing Party pursuant to this Agreement, and the Receiving Party shall warrant in writing to the Disclosing Party within thirty (30) days after termination or expiration that all such materials have been returned to the Disclosing Party or destroyed. Notwithstanding the foregoing, upon any expiration or termination (other than for Licensee's breach), Licensee may elect to retain the licenses specified in Section 2 for two (2) years following such expiration or termination for the versions of the Palm Software, Palm Device Applications SDK, Palm Development Environment and Palm Installation CD Files and the Palm Materials that have been delivered to Licensee prior to such expiration or termination, on the following terms: (a) the Royalty for Device Products shall be [*]; (b) Palm's obligations under Sections 6 and 7, and Licensee's obligations under Section 4.2, will [*]; and (c) the remaining provisions of this Agreement will remain in effect with regard to the Licensee Products for such two-year period.

              (b) Notwithstanding the provisions of subsection (a) above: (i) during the ninety (90) days following the expiration of this Agreement, Palm will continue to provide Licensee with Third Level Support in accordance with
Section 7.2; and (ii) Licensee will continue to have the right to distribute any Licensee Products that have been manufactured prior to the date of such expiration until such products are exhausted

       15.5 Survival. Neither the termination or expiration of this Agreement shall relieve either party from its obligations to pay the other any sums accrued hereunder. The parties agree that their respective rights, obligations and duties under Sections 2.3(d) (Trademark Ownership), 2.9(i) (Survival), 4.1 (Royalties), 4.3 (Audit Rights), 5.3 (Taxes), 8.2 (Publicity), 9 (Proprietary Rights), 10 (Warranty), 11 (Indemnification), 12 (Confidentiality), 13 (Limitation of Liability), 14 (Compliance with Law), 15 (Term and Termination) and 16 (Miscellaneous), as well as any rights, obligations and duties which by their nature extend beyond the termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and remain in effect for a period of five (5) years thereafter or the period specified in this Agreement, if longer.

       15.6 No Damages For Termination or Expiration. PALM SHALL NOT BE LIABLE TO LICENSEE FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OR EXPIRATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. LICENSEE WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION OR EXPIRATION OF THIS AGREEMENT UNDER THE LAW OF ANY TERRITORY OR OTHERWISE. Palm will not be liable to Licensee on account of termination or expiration of this Agreement for reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases or commitments made by Licensee or for any other reason whatsoever based upon or growing out of such termination or expiration. Licensee acknowledges that: (i) Licensee has no expectation and has received no assurances that any investment by Licensee in the promotion of Licensee Products will be recovered or recouped or that Licensee will obtain any anticipated amount of profits by virtue of this Agreement; and (ii) Licensee will not have or acquire by virtue of this Agreement or otherwise any vested, proprietary or other right in the Palm Trademarks or in "goodwill" thereunder.

16.    MISCELLANEOUS

       16.1 Notices. Any notice provided for or permitted under this Agreement will be treated as having been given when (a) delivered personally, (b) sent by confirmed facsimile, (c) sent by commercial overnight courier with written verification of receipt, or (d) mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the address set forth below, or at such other place of which the other party has been notified in accordance with the provisions of this Section 16.1 (Notices).

       If to Palm, Inc. or           Palm, Inc.
       Palm Ireland:                 5470 Great America Parkway
                                     Santa Clara, CA 95052
                                     Attention: Senior Director of Worldwide
                                            Licensing and Business Development
                                     Fax: (408) 326-9791

       with copies to:               Palm, Inc.
                                     5470 Great America Parkway
                                     Santa Clara, CA 95052
                                     Attention: General Counsel
                                     Fax: (408) 326-9003

       If to Handspring, Inc. or     Handspring, Inc.
       Handspring International:     189 Bernardo Avenue
                                     Mountain View, California 94043
                                     Attention: Chief Executive Officer
                                     Fax: (650) 230-5095

       with copies to:               General Counsel
                                     (at the same address above)
                                     Fax: (650) 230-5347

                                     VP, Engineering
                                     (at the same address above)
                                     Fax: (650) 230-5125

Such notice will be treated as having been received upon the earlier of actual receipt or five (5) days after post marking in the event such notice is provided by mail as described above.

       16.2 Amendment; Waiver. This Agreement may be amended or supplemented only by a writing that is signed by duly authorized representatives of both parties. No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed on behalf of the party against whom the waiver is asserted. No consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by either party.

       16.3 Severability. If any provision of this Agreement is held invalid or unenforceable for any reason, the remainder of the provision shall be amended to achieve as closely as possible the economic effect of the original term and all other provision shall continue in full force and effect.

       16.4 Governing Law and Language. This Agreement shall be governed by and construed under the laws of the United States and the State of California as applied to agreements entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement. The English-language version of this Agreement controls when interpreting this Agreement.

       16.5 Choice of Forum. The parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Northern District of California, San Jose Branch and the Superior and Municipal Courts of the State of California, Santa Clara County, in any litigation arising out of the Agreement; provided, however, that the foregoing shall not be deemed or construed to restrict, in any manner, a parties ability to submit patent matters to the U.S. International Trade Commission for resolution.

       16.6 Injunctive Relief. The copying, disclosure, or use of the Palm Software in a manner inconsistent with any provision of this Agreement or the improper use of the Palm Trademarks may cause irreparable injury to Palm for which Palm may not have an adequate remedy at law. Palm may be entitled to equitable relief in court, including but not limited to temporary restraining orders, preliminary injunctions and permanent injunctions. The copying, disclosure, or use of the Palm Source Code or Palm Source Code Documentation in a manner inconsistent with any provision of this Agreement will cause irreparable injury to Palm for which Palm will not have an adequate remedy at law and Palm will be entitled to equitable relief in court, including but not limited to temporary restraining orders, preliminary injunctions and permanent injunctions.

       16.7 Attorneys' Fees. In any action to enforce this Agreement, the prevailing party shall be awarded all court costs and reasonable attorneys' fees incurred, including such costs and attorneys' fees incurred in enforcing and collecting any judgment.

       16.8 Force Majeure. Except for the payment of money, neither party will be liable for any failure or delay in performance under this Agreement due to fire, explosion, earthquake, storm, flood or other weather, unavailability of necessary utilities or raw materials, war, insurrection, riot, act of God or the public enemy, law, act, order, proclamation, decree, regulation, ordinance, or instructions of Government or other public authorities, or judgment or decree of a court of competent jurisdiction (not arising out of breach by such party of this Agreement) or any other event beyond the reasonable control of the party whose performance is to be excused.

       16.9 Assignment. Palm may assign this Agreement without restriction, provided the assignee agrees in writing to be bound by the terms of this Agreement. Licensee may not assign any rights or duties under this Agreement or assign this Agreement in its entirety, whether by operation of law or otherwise, without the prior written consent of Palm and any attempt to do so without such consent will be void, except upon written notice to Palm to a purchaser of substantially all of the stock or assets of Licensee ("Purchaser") who: (i) agrees in writing to be bound by the terms of this Agreement; (ii) is not a Competitor; and (iii) uses the Palm Software under this Agreement solely in Licensee Products of Licensee or its successor operations within such purchaser. Upon an assignment of this Agreement by Licensee to a Purchaser, (i) the provisions of Section 2.1(b)(ii) (Derivative Works; OS Enhancements), 2.9(b) (Right to Modify), Section 5.3 (Most Favored Licensee), Section 7.6 (Failure to Provide New Versions, Updates or Support), 6.2 (OS Enhancements) and the last sentence of Section 15.4(a) (Effect of Termination) shall immediately terminate and be null and void, unless otherwise agreed by Palm in writing, and (ii) the term of this Agreement will expire on the first to occur of the end of the Initial Term or four (4) years after the date of the assignment. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

       16.10 Relationship of the Parties. The parties to this Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment, or franchise between the parties. Neither party has the authority to bind the other or to incur any obligation on its behalf.

       16.11 Allocation of Risk. The sections on limitation of liability, warranties and disclaimer of warranties allocate the risks in the Agreement between the parties. This allocation is an essential element of the basis of the bargain between the parties.

       16.12 Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole.

       16.13 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto shall be bound until both the parties named below have duly executed or caused to be duly executed a counterpart of this Agreement.

       16.14 Entire Agreement. This Agreement, including all Exhibits to this Agreement, constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral, including, without limitation, that certain Software License Agreement entered into by the parties on September 24, 1998, as amended, which is hereby terminated in its entirety and superceded by this Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below effective as of the Effective Date.

PALM, INC.                              HANDSPRING, INC.


By: /s/ ALAN KESSLER                    By: /s/ DONNA DUBINSKY
   -------------------------------         -------------------------------------

Name: Alan Kessler                      Name: Donna Dubinsky
     -----------------------------           -----------------------------------

Title: GM Platform Solutions            Title: Chief Executive Officer
      ----------------------------            ----------------------------------

PALM IRELAND INVESTMENT                 HANDSPRING INTERNATIONAL SARL

By: /s/ STEPHEN YU                      By: /s/ BERN WHITNEY
   -------------------------------         -------------------------------------

Name: Stephen Yu                        Name: Bern Whitney
     -----------------------------           -----------------------------------

Title: Director                         Title: Director
      ----------------------------            ----------------------------------

List of Exhibits

A     Palm Software
B     Test Criteria
C     Palm Trademark Policy Guidelines
D     Royalties and Fees
E     Palm Support Services
F-1   Minimum Terms and Conditions of End User License
F-2   Desktop Site License; Minimum Terms and Conditions of End User License
G     Developer Programs
H     Palm Trademarks
I     Modifiable Source Code

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


                                    EXHIBIT A

                                PALM DELIVERABLES

1.0    PALM SOFTWARE

Palm Software is that software that the Licensee can redistribute as part of Licensee Products pursuant to Section 2.2(a) (Scope of License). It is delivered to Licensee on the Palm OS Development Kit CD and includes the following items listed below as more fully described in Sections 1.1 through 1.6 of this Exhibit A below:

[*]

2.0    PALM DEVICE APPLICATIONS SDK

[*]

3.0    PALM DEVELOPMENT ENVIRONMENT

[*]

4.0    PALM END USER DOCUMENTATION

[*]

5.0    PALM INSTALLATION CD FILES

[*]

6.0    PALM TECHNICAL DOCUMENTATION

[*]

                                    EXHIBIT B

                                  TEST CRITERIA

                             Palm Powered(TM) Logo
                              Compatibility Program

Palm Computing(R) Platform

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                Table of Contents

Welcome...................................................................3
Frequently Used Terms.....................................................3
[*]
Licensee Questionnaire....................................................4
[*]



                               Palm Confidential

Palm Computing(R) Platform


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


Welcome


Welcome to the Palm Powered(TM) Logo Compatibility Program (the "Program") designed by Palm, Inc. The testing under the Program will be executed by one of the independent test labs certified by Palm ("Test Labs"). All Program specifics including process, test design and Program design have been approved and are enforced by Palm, Inc.

The purpose of this document is to provide Palm licensees ("Licensees") with detailed information about the compatibility certification process. Comprehensive test plans for baseline features are available and a customized test plan will be created for each Licensee's device or handheld by the Test Lab. Upon successful completion of all parts of the Program, Licensees will receive the right to use the Palm Powered(TM) logo from Palm with respect to a particular device.

Palm looks forward to contributing to its Licensees' success and working with each Licensee as part of the Program.



Frequently Used Terms

[*]


                               Palm Confidential

Palm Computing(R) Platform
Licensee Questionnaire
Contact Information (completion is required)


Company Name
             -------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
City, State, Zip
                ----------------------------------------------------------------
Main Phone #
             -------------------------------------------------------------------
Fax #
       -------------------------------------------------------------------------

Email Address
             -------------------------------------------------------------------

Company Website URL
                      ----------------------------------------------------------

Contact Person for Test Results
                               -------------------------------------------------

Title and Direct Phone or extension #
                                      ------------------------------------------

Contact Person for Test/Product Questions
                                          --------------------------------------

Direct Phone # and email
                        --------------------------------------------------------

Device Name
             -------------------------------------------------------------------

Version
        ------------------------------------------------------------------------

Device Category and type
                         -------------------------------------------------------

Product Description
                     -----------------------------------------------------------


Has the product been pre-tested?          YES         NO

How is the product currently being tested? Please provide detailed testing information as necessary.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Will the device be localized for international sale? If so, for which languages?

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               Palm Confidential

Palm Computing(R) Platform

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



[*]

                                                            Not            Included/      * Brief description
[*]                                         Included        Included       Modified       of modification
-------------------------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------



                               Palm Confidential

Palm Computing(R) Platform

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


[*]


                                                            Not            Included/      * Brief description
[*]                                         Included        Included       Modified       of modification
-------------------------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


[*]

                               Palm Confidential

Palm Computing(R) Platform

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



[*]

[*]                      BRIEF DESCRIPTION OF FEATURE AND/OR FUNCTION                    RISK ASSESSMENT
------------------------------------------------------------------------------------------------------------
                                                                                  [ ] Low  [ ] Med  [ ] High
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



                               Palm Confidential

Palm Computing(R) Platform

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


[*]


Palm, Inc.
5470 Great America PKWY
Santa Clara, C.A. 95052

www.palm.com
or
www.palmos.com

PCPLCP 0399 (part Eer?)

Copyright 2000 Palm, Inc or its subsidiaries. All rights reserved. Palm OS, Graffiti, Hotsync, PalmPoint, PalmModem, Palm OS, and Palm Connect, are registered trademarks, and Palm, PalmGlove, iMessenger, Palm Powered, the Palm logo and the Palm Powered logo are trademarks of Palm, Inc. or its subsidiaries. Other product and brand names may be trademarks or registered trademarks of their respective owners. Printed in the U.S.A.

                               Palm Confidential

                                    EXHIBIT C

                            PALM TRADEMARK GUIDELINES

                    PALM, INC. EXTERNAL TRADEMARK GUIDELINES

The Palm Brand Identity is a valuable asset to Palm, Inc. and delivers a unique promise to its customers: solutions that are simple, elegant, and truly useful. Everyone - including Palm licensees, employees, vendors, distributors, consultants, partners, and developers - must be responsible for using Palm trademarks, logos, and trade dress correctly everywhere, all the time, internally and externally.

These guidelines will help you use Palm trademarks correctly and consistently, thus increasing the value of these important assets to the entire Palm economy. Please read them in their entirety.



THE TOP THREE TRADEMARK RULES

1. ALWAYS USE PALM TRADEMARKS AS ADJECTIVES FOLLOWED BY APPROPRIATE NOUNS. Do not hyphenate trademarks with other words or use them as verbs or nouns. The appropriate nouns for the various Palm trademarks are listed at the end of this document.

         -  DON'T: Use your Palm(TM) to organize all your data.

         -  DON'T: HotSync(R) your handheld to backup your data.

         -  DO: Use your Palm(TM) handheld to organize all your data.

         -  DO: Perform a HotSync(R) operation to backup your data.

2. ALWAYS USE THE CORRECT SPELLING AND FORMAT OF TRADEMARKS AND LOGOS WITH THE CORRECT TRADEMARK NOTICE SYMBOLS IN SUPERSCRIPT OR SUBSCRIPT. Check http://www.palm.com/about/trademark.html for the correct format of Palm trademarks. Check the mark owner's website for third party marks.

         -  DON'T: Use the Hotsync(R) function to back up data.

         -  DO: Use the HotSync(R) function to back up data.

         - DO: Graffiti(R) handwriting recognition software is built into all Palm(TM) handhelds.

3. ALWAYS USE TRADEMARKS, LOGOS, AND TRADE DRESS ONLY IN THE CORRECT CONTEXTS. Some brand elements are intended for use only with certain products or by particular parties (e.g., Palm only, or Palm and its partners).

         - DON'T: Use the Palm corporate logo or trade dress for licensee products.

         -  DO: Use the Palm Powered logo on Palm OS licensee and OEM products.

         - DO: Use the Palm Powered Compatible Solution logo on compatibility-tested

         -  software.

         - DO: Use the Designed for Palm Handhelds logo on approved hardware/accessories.

DEVELOPER NAMES

Third parties should not include "Palm" as part of their company, product, service, and domain or institution names. Palm will not partner with or promote companies that do so. Rather than use names like "PalmChess" or "PalmDatacenter" to show a relation to Palm or its products, third parties should use one of these approved taglines:

      - "for Palm OS(R)"                 - "for Palm(TM) handhelds"
      - "for Palm OS(R) handhelds"       - "for Palm Powered(TM) handhelds"

After passing compatibility testing and signing the appropriate agreements, third parties may also use the Palm Powered Compatible Solution logo on software and the Designed for Palm Handhelds logo on hardware and accessories.

Third-party websites should not use "Palm" as part of their top-level domain names. After signing a no-fee license agreement, they can use "PalmOS" as part of their top-level domain names. They can also use "Palm" or "PalmOS" as internal parts of URLs without permission as long as such use is not likely to suggest sponsorship by, or affiliation with, Palm.

      -  DON'T: www.PalmCentral.com

      -  DO: www.PalmOSCentral.com (only under royalty-free license from Palm)


      -  DO: www.adobe.com/products/acrobat/ReaderforPalmOS



NOTICE SYMBOLS

To put the world on notice that Palm claims exclusive rights in its trademarks, please use the notice symbol (R) to indicate registered trademarks and (TM) to indicate unregistered trademarks. Wherever possible, trademark notice symbols should be superscripted after word marks and subscripted after logos. If superscript or subscript is not available or may not be transmitted correctly (e.g., in email), use parentheses: (TM) and (R). Notice symbols should ALWAYS appear with Palm logos. Generally, notice symbols should appear with Palm word marks in their first AND most prominent occurrence in a document. If a particular page is likely to be separated from the whole, such as a chart or presentation slide, mark the first and most prominent occurrence in EVERY PAGE.

NON-TRADEMARK USES

Trademark notice symbols are used with words only when they function as trademarks to identify a product or service offered for sale, not when the words are used as company names or in other ways. For example:

        - "QUICKLY ENTER TEXT USING THE PALM(TM) PORTABLE KEYBOARD." Use a TM symbol because the portable keyboard is a product offered for sale.

        - "PALM EMPLOYEES SHOULD WEAR PALM BLUE TO TRADE SHOWS." Do not use a TM symbol because "employees" and "Blue" are not products offered for sale.

        - "PALM IS THE LEADING MANUFACTURER OF HANDHELD COMPUTERS." Do not use a TM symbol because "Palm" is used as a company name.

TRADEMARK ATTRIBUTION BLOCKS

In order to protect Palm, Inc.'s valuable intellectual property rights, all publicly distributed communications mentioning Palm trademarks should include an attribution block. Communications containing most or all of the Palm trademarks should follow the LONG-FORM FORMAT:

      Palm OS, Palm Computing, HandFAX, HandSTAMP, HandWEB, Graffiti, HotSync, iMessenger, MultiMail, Palm.Net, PalmPak, PalmConnect, PalmGlove, PalmModem, PalmPoint, PalmPrint, and PalmSource are registered trademarks of Palm, Inc. Palm, the Palm logo, MyPalm, PalmGear, PalmPix, PalmPower, AnyDay, EventClub, HandMAIL, the HotSync logo, PalmGlove, Palm Powered, the Palm trade dress, Smartcode, Simply Palm, WeSync and Wireless Refresh are trademarks of Palm, Inc.


Of course, the attribution block may be shortened by removing any trademarks that are not referenced in a particular communication. For example, an advertisement containing references to HotSync technology, the Palm OS Platform, a photo of a Palm m100 handheld and featuring the Palm Powered logo should contain an attribution block following the SHORT-FORM FORMAT:

      HotSync and Palm OS are registered trademarks of Palm, Inc. Palm, the Palm logo and Palm Powered and the Palm Powered logo are trademarks of Palm, Inc.

Again, this format should be revised to include ONLY the trademarks actually used in a particular document.

A frequently UPDATED COPY of the Palm trademark attribution block can be found at:


       http://www.palm.com/about/trademark.html

PALM TRADE DRESS

Palm's trade dress is the visual vocabulary of the Palm brand and includes the look and feel of packaging and web properties, the distinctive blue, silver and black color combinations, typography, locator ring and orbit, product designs, and handheld icons (Address Book, Memo, Home, Find, HotSync, etc.). Palm rarely allows third parties to use its trade dress, and then only under restrictive cobranding contracts.

PALM LOGOS

Palm logos should be reproduced exactly as specified in the Palm Brand Identity Guidelines booklet or CD. The Palm corporate logo should be used only by Palm, Inc. and its authorized agents, resellers, and distributors to promote Palm and Palm products. Palm logos should never be inserted into text, headlines, or body copy. In some instances, Palm, Inc. will allow third parties that sign a linking agreement to use a small version of the Palm logo as a hyperlink to the Palm.com website.

TRADEMARK GUIDELINES

These EXTERNAL TRADEMARK GUIDELINES are for distribution to all third parties, including Palm licensees, partners, resellers. When these guidelines are revised, the UPDATED VERSION will be posted at:


      http://www.palm.com/about/trademark.html

Palm employees may download copies of Palm's INTERNAL TRADEMARK GUIDELINES from the legal section of Palm's intranet.

For materials distributed only in a SPECIFIC COUNTRY, copies of GUIDELINES, to report VIOLATIONS of these guidelines or for questions regarding Palm trademarks, please contact:

     JASON FIRTH                           VELINDA GALVIN
     Senior Trademark Counsel              IP Paralegal
     408-878-2751                or        408-878-2748
     trademarks@corp.palm.com              trademarks@corp.palm.com

ADDITIONAL TRADEMARK RULES

NEVER USE TRADEMARKS AS POSSESSIVES.
      -  DON'T: Compare iMessenger's(TM) features.

      -  DO: Compare features of the iMessenger(TM) application.

NEVER PLURALIZE TRADEMARKS.
      -  DON'T: Palms(TM) feature backlit screens.

      -  DO: Palm(TM) handhelds feature backlit screens.

NEVER HYPHENATE TRADEMARKS.
      -  DON'T: HotSync(R)-enabled handhelds can synchronize remotely.

      -  DO: HotSync(R) technology enables remote synchronization.

NEVER EMPHASIZE THE DESCRIPTIVE ASPECTS OF TRADEMARKS.
      -  DON'T: The Palm(TM) Vx handheld easily fits in your palm.

      -  DON'T: We put information in the palm of your hand.

      -  DO: The Palm(TM) Vx handheld easily fits in a shirt pocket.

      -  DO: We put information at your fingertips.

TRADEMARK AND NOUN LIST

Below is a list of Palm trademarks along with the nouns with which the marks are commonly used. All nouns should appear in lowercase except where accepted capitalization rules dictate otherwise (headings, titles, etc.). The nouns may be pluralized when necessary. The (TM) and (R) symbols reflect the trademark registration status in the U.S. Trademark Office.

ANYDAY(TM)
 - services

GRAFFITI(R)
 - alphabet
 - character
 - command stroke
 - handwriting recognition software
 - power writing software
 - writing area

HOTSYNC(R)
 - button
 - cable
 - cradle
 - icon
 - manager
 - operation
 - server
 - technology

IMESSENGER(R)
 - application
 - message


MULTIMAIL(R)
 - software
 - professional email software

MYPALM(TM)
 - web clipping application
 - services

PALM(TM)
 - accessory
 - handheld
 - handheld computer
 - products
 - software

PALMCONNECT(R)
 - Serial Kit
 - USB Kit

PALMGLOVE(TM)
 - Case

PALMMODEM(R)
 - AC adapter
 - connectivity kit
 - accessory


PALM.NET(R)
 - account
 - service

PALMPAK(R)
 - expansion card

PALM OS(R)
 - platform
 - software
 - handheld

PALMPOINT(R)
 - dual action stylus

PALM POWERED(TM)
 - handheld
 - handheld computer
 - mobile phone
 - smart phone
 - solution

PALMSOURCE(R)
 - conference

                                   EXHIBIT C

                           PALM TRADEMARK GUIDELINES


[PALM POWERED LOGO]

                                        Hardware Logo
                                        Placement
                                        Guidelines

Palm, Inc.
5470 Great America Parkway
Santa Clara CA 95052
408.326.9000
www.palm.com

(C) 2000 Palm, Inc. All rights reserved. Palm OS                     [PALM LOGO]
is a registered trademark, and Palm, Palm
Powered, the Palm logo, and the Palm Powered logo are trademarks of Palm, Inc. or its subsidiaries.

[PALM LOGO]

Introduction

PALM POWERED(TM) BRAND IDENTITY

The Palm OS(R) platform, the foundation for a whole range of handheld devices from Palm, Inc. and its licensees, as well as for thousands of applications from software developers, is the fastest growing handheld computing platform in history. As a licensee of the Palm OS, you are contributing immensely to its success.

To help you and your products be successful and to protect the investment in our own trademark and branding efforts, we are supplying you with these logo guidelines to ensure the protection and maintenance of the Palm Powered(TM) brand identity.

The Palm Powered logo lets customers know that a product or technology is designed for, and runs on the Palm OS platform. These guidelines will explain how the Palm Powered logos are to be used.

Please take a moment to review these materials and contact Joyce Morrell, joyce_morrell@palm.com, or Dawn Andersen, dawn_andersen@palm.com, with any questions you may have regarding your company's proposed use of trademarks and other marketing elements.

Palm Powered(TM) Logo Usage on Hardware

WHO CAN USE IT

The Palm Powered(TM) logo is to be used exclusively by the official licensees of the Palm OS(R), and by Palm's OEM partners. Corporations wishing to use this mark must have a licensing or OEM agreement with Palm, Inc. Terms may vary.

[PALM LOGO]

LOGO USAGE ENVIRONMENT CONSTRAINTS

The Palm Powered(TM) logo can only co-exist with the brand or logo of the company manufacturing the product, or with the individual name or brand of this product, and the company providing wireless service. It cannot co-exist with other operating system names.

Palm Powered logos should be reproduced exactly as specified in this document. The Palm Powered logo should only be used by authorized agents to promote the Palm OS(R) software within devices. The Palm Powered logo should never be inserted into text, headlines, or body copy.

REMEMBER:

1. You may only use the logo as a symbol that your product operates on the Palm OS. You may not imply that Palm in any way endorses your product.

2. Use of this logo must be associated with a specific product, not a company or company brand. Use of the logo implies the product meets minimum compatibility standards. The use of this logo does not imply product endorsement by Palm, nor does it imply quality standards for products based on the Palm OS.

3. You may not alter the logo in any way.

WHERE TO USE THE PALM POWERED(TM) LOGO

USE THE LOGO ON THE FRONT AND/OR BACK OF THE HARDWARE DEVICE ITSELF.

The Palm Powered(TM) logo is to be used on all hardware devices based on the Palm OS(R) platform. The recommended placement is on the front and/or back of the hardware device, to help customers recognize that the device operates on the Palm OS platform.


     [PICTURE OF FRONT OF PALM]              [PICTURE OF BACK OF PALM]
          FRONT OF DEVICE                         BACK OF DEVICE

             FRONT OF                                 BACK OF
              DEVICE                                  DEVICE
     [PICTURE OF FRONT OF DEVICE]           [PICTURE OF BACK OF PALM]

[PALM LOGO]

LOGO USE ON HARDWARE DEVICES

PALM POWERED(TM) LOGO

The Palm Powered logo has been designed to convey a strong and direct message in an elegant and compact shape, easy to fit and to render on the limited space of hardware devices. It is meant to indicate that the product which bears the logo will provide its owner with the unique user experience associated with the Palm OS(R) platform.

[PALM POWERED LOGO]   RESTRICTED LOGO

                      PalmPWR__RSTR.eps
                      Limited-use logo. For use on hardware
                      devices only.

[PALM POWERED LOGO]   RESTRICTED LOGO REVERSED

                      PalmPWR__RSTRREV.eps
                      Limited-use logo. Use when printing on
                      a colored device. For use on hardware
                      devices only.

BACKGROUNDS

On colored devices [e.g., where color might show through the logo], use the Palm Powered(TM) restricted logo reversed only.

     [PICTURE OF FRONT OF PALM]              [PICTURE OF BACK OF PALM]
          FRONT OF DEVICE                         BACK OF DEVICE

             FRONT OF                                 BACK OF
              DEVICE                                  DEVICE
     [PICTURE OF FRONT OF DEVICE]           [PICTURE OF BACK OF PALM]

All electronic files are Adobe Illustrator(+) 7.0 EPS format.

[PALM LOGO]

CLEAR SPACE AND SIZING

CLEAR SPACE IN RELATION TO OTHER LOGOS

The Palm Powered(TM) logo must stand alone and should be located in either the top left, center column, or bottom right of any given layout. Use the height of the "l" to measure the minimum clear space distance around the logo to ensure that the logo appears in a clear visual field. No other object such as type, photography, borders, or edges, etc. may appear in the empty space.


[LAYOUT]    [PALM POWERED LOGO]     [LAYOUT]    [PALM POWERED LOGO]


[LAYOUT]    [PALM POWERED LOGO]


SIZING

The Palm Powered(TM) logo should not be scaled below .25 x .625 inches (.635 x
1.587 cm). The Palm Powered logo can be scaled up to any size that doesn't break the clear space rule.

When scaling the Palm Powered logo, the outer stroke weight should remain .25 points.

[PALM POWERED LOGO]    .25 inches
                       .635 cm

 .625 inches
1.587 cm

BACKGROUNDS

On colored devices [e.g., where color might show through the logo], use the Palm Powered(TM) restricted logo reversed only.

[PALM POWERED LOGO]

[PALM LOGO]

LOGO USAGE DON'TS

Don't combine the logo with any other feature including, but not limited to, other logos, words, graphics, photos, slogans, headlines, numbers, design features, or symbols.

                            [PALM POWERED LOGO] group

                 DON'T combine the logo with any other feature.


                         [HORIZONTAL PALM POWERED LOGO]

                 DON'T alter horizontal orientation of the logo.


[PALM POWERED LOGO]                          [PALM POWERED LOGO]
DON'T leave off word mark [(TM)].            DON'T alter stroke weight.


[PALM POWERED LOGO]                          [PALM POWERED LOGO]
DON'T scale logo disproportionately.         DON'T use when printing on a
                                             colored device.

[PALM POWERED LOGO]                     Marketing
                                        Communications
                                        Guidelines


Palm, Inc.

5470 Great America Parkway
Santa Clara CA 95052
408.326.9000
www.palm.com

(C) 2000 Palm, Inc. All rights reserved. Palm OS             [PALM POWERED LOGO]
is a registered trademark, and Palm, Palm
Powered, the Palm logo, and the Palm Powered logo are trademarks of Palm, Inc. or its subsidiaries.

                                                             [PALM POWERED LOGO]

CONTENTS

Introduction                              1

Palm Powered(TM) Logo Usage               2

Logo Usage Environment Constraints        3

Logos: Where and How to Use Them          6

Clear Space and Sizing                    8

Logo Usage Don'ts                        10


INTRODUCTION

PALM POWERED(TM)
BRAND IDENTITY

The Palm OS(R) platform -- the foundation for a whole range of handheld devices from Palm, Inc. and its licensees, as well as for thousands of applications from software developers -- is the fastest growing handheld computing platform in history. As a licensee of the Palm OS, you are contributing immensely to its success.

To help you and your products be successful and to protect the investment in our own trademark and branding efforts, we are supplying you with these guidelines to ensure the protection and maintenance of the Palm Powered(TM) brand identity.

The Palm Powered logo lets customers know that a product or technology is designed for, and runs on the Palm OS platform. These guidelines will explain how the Palm Powered logos are to be used.

Please take a moment to review these materials and contact Joyce Morrell, joyce_morrell@palm.com, or Dawn Andersen, dawn_andersen@palm.com, with any questions you may have regarding your company's proposed use of trademarks and other marketing elements.

[PALM LOGO]

PALM POWERED(TM) LOGO USAGE

WHO CAN USE IT

The Palm Powered(TM) logo is to be used exclusively by the official licensees of the Palm OS(R) platform, and by Palm's OEM partners. Corporations wishing to use this mark must have a licensing or OEM agreement with Palm, Inc. Terms may vary.

LOGO USAGE ENVIRONMENT CONSTRAINTS

The Palm Powered(TM) logo can only co-exist with the brand of the company manufacturing the product, or with the individual name or brand of this product, and the company providing wireless service. It cannot co-exist with other operating system names.

The Palm Powered logo should be reproduced exactly as specified in this document. The Palm Powered logo should only be used by authorized agents to promote the Palm OS(R) software within devices. The Palm Powered logo should never be inserted into text, headlines, or body copy.

REMEMBER:

1. You may only use the logo as a symbol that your product operates on the Palm OS. You may not imply that Palm in any way endorses your product.

2. Use of this logo must be associated with a specific product, not a company or company brand, and implies the product meets minimum compatibility standards. The use of this logo does not imply product endorsement by Palm, nor does it imply quality standards for products based on the Palm OS.

3. You may not alter the logo in anyway.

[PALM LOGO]

LOGOS: WHERE & HOW TO USE THEM

WHERE TO USE THE
PALM POWERED(R) LOGO

-  PACKAGING AND MERCHANDISING LOGO PLACEMENT

The Palm Powered(TM) logo is to be used on at least one side of the packaging of hardware devices based on the Palm OS(R). The recommended placement is on the main side of the packaging, to help customers recognize that the device operates on the Palm OS platform. For the same reasons, we recommend placement of the Palm Powered logo on merchandising materials promoting hardware devices operating on the Palm OS platform. The Palm Powered logo should also be used on documentation and in manuals.

                             Packaging
                             Side View            [PICTURE OF PACKAGE WITH LOGO]

Packaging
Front View

[PICTURE OF PACKAGE WITH LOGO]


- ADVERTISING USAGE

The Palm Powered(TM) logo is to be used as an ingredient branding feature.

- WEBSITE USAGE

When promoting a Palm Powered device on the web, we recommend the use of the Palm Powered logo, along with the product brand or name.

- REFERENCING PALM (THE COMPANY, PRODUCTS AND OS(R)) IN YOUR COPY

Please use the preferred formal pairing of trademark and descriptive noun:

When referring to Palm, Inc. branded products:

- use "Palm(TM) handhelds"

When referring to Licensee/OEM handheld products using the Palm OS:

- use "Palm Powered(TM) handhelds"

When referring to Licensee/OEM non-handheld products using the Palm OS(R) [e.g., phone - wireless or mobile]:

- use "Palm Powered(TM) devices"

FOR MINIMUM SIZE REQUIREMENTS PLEASE REFER TO LOGO SIZING ON PAGE 8.

[PALM LOGO]

LOGOS: WHERE AND HOW TO USE THEM

PALM POWERED(TM) LOGO

The Palm Powered(TM) logo has been designed to convey a strong and direct message. Its elegant and compact shape is easy to fit and to render on the limited space of hardware devices and in printed materials. It is aimed at indicating that the product which bears it will provide its owner with the unique user experience associated with the Palm OS(R) platform.

[PALM POWERED LOGO]     2-COLOR LOGO*
                        PalmPWR__2C.eps
                        Use whenever possible [e.g., printed materials, collateral, point of purchase materials, advertising presentation, web site].

[PALM POWERED LOGO]     CMYK LOGO
                        PalmPWR_CMYK.eps
                        Logo to use when spot colors are not available for printing [e.g., magazine advertisement, same as 2-color].

[PALM POWERED LOGO]     RGB LOGO
                        PalmPWR__RGB.eps
                        Logo to use for onscreen viewing [e.g., PowerPoint presentation, web site].

[PALM POWERED LOGO]     B/W LOGO
                        PalmPWR__BW.eps

                        Logo to use when no colors are available for printing [e.g., newspaper advertisement].

ALL ELECTRONIC FILES ARE ADOBE ILLUSTRATOR(R) 7.0 EPS FORMAT.


* Please note that the Palm 2-Color Logo appears B&W onscreen but will print color separations correctly if black is set to overprint.

[PALM LOGO]

LOGO SIZING

SIZING

When using the Palm Powered(TM) logo on a standard page size 8 1/2" x 11" or A4, printed materials, advertisements, collateral, and packaging, the minimum size of the logo should be no smaller than .4375 x 1.062 inches (1.1 x 2.7 cm). The Palm Powered logo can be scaled up to any size that does not break the clear space rule.

[PALM POWERED LOGO]    .4375 inches
                       1.1 cm
1.062 inches
2.7 cm

In all other instances e.g., hardware, presentations, and web site, the Palm Powered logo should not be scaled below .25 x .625 inches (.635 x 1.587 cm).

[PALM POWERED LOGO]    .25 inches
                       .635 cm
 .625 inches
1.587 cm

When scaling the Palm Powered logo, the outer stroke weight should remain .25 points.

LOGO CLEAR SPACE

[LAYOUT]                        CLEAR SPACE IN RELATION TO
                                OTHER LOGOS

                                The Palm Powered(TM) logo must stand alone and
                                should be located in either the top left, center
                                column, or bottom right of any given layout. Use
                                the height of the "l" to measure the minimum
                                clear space distance around the logo. This is to
                                ensure that the logo appears in a clear visual
                                field. No other object such as type,
                                photography, borders, or edges, may appear in
[LAYOUT]                        the empty space.


[LAYOUT]

[PALM LOGO]

LOGO USAGE DON'TS

You may not combine the logo with any other feature including, but not limited to, other logos, words, graphics, photos, slogans, headlines, numbers, design features, or symbols.


                              [PALM POWERED LOGO]

DON'T scale logo disproportionately.


                              [PALM POWERED LOGO]


DON'T leave off word mark [(TM)].


                              [PALM POWERED LOGO]


DON'T alter stroke weight.


                              [PALM POWERED LOGO]


DON'T alter horizontal orientation of the logo.


                              [PALM POWERED LOGO]


DON'T add a dropshadow or alter logo.


                              [PALM POWERED LOGO]


DON'T use logo as pattern, or use slanted.


                              [PALM POWERED LOGO]


DON'T change opacity of logo or print on a colored background.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


                                    EXHIBIT D

                               ROYALTIES AND FEES

[*]

EXHIBIT E

                              PALM SUPPORT SERVICES


1. Definitions.

"Severity One" Support is defined as support required to address a fatal program error in the Palm Software which has a critical business impact and precludes significant useful work from being done or, significantly precludes developer and/or end-user operations.

"Severity Two" Support is defined as support required to address a program error in the Palm Software which has a significant business impact where important features are unavailable with no acceptable workaround and development operations are seriously impaired.

"Severity Three" Support is defined as support required to address a program error in the Palm Software with some business impact, such as important features unavailable but a workaround is available or less significant features are unavailable with no reasonable workaround.

2. Support Response Times. The parties shall promptly agree in good faith to share any information and/or documentation which may be required to permit Palm to identify and resolve any development support requests. The support response period begins after Palm (a) has enough information to profile the reported error and (b) can recreate the reported error or has access to a facility where the error can be recreated ("Start Date"). Palm agrees to use commercially reasonable efforts to recreate the reported error and respond based on the following timetable:

       "Severity One" Support. Palm shall use reasonable commercial efforts to resolve or reduce the severity via workaround and/or patch within two (2) business days of the Start Date, or if unable to resolve such problem within such timeframe, Palm shall provide its action plan within such timeframe and provide regular status updates. A final resolution shall be identified in the action plan. Palm and Licensee problem managers shall review incident after two
(2) business days and every two (2) business days thereafter until the error has been resolved.

       "Severity Two" Support. Palm shall use reasonable commercial efforts to resolve or reduce the severity via workaround and/or patch within five (5) business days of the Start Date, or if unable to resolve such problem within such timeframe, Palm shall provide its action plan within such timeframe and provide regular status updates. Palm and Licensee problem managers shall review incident after five (5) business days. A final engineering resolution shall be identified in the action plan.

       "Severity Three" Support. Palm shall use reasonable commercial efforts to acknowledge the error within ten (10) business days of receipt of notice. Palm shall


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

provide a final engineering resolution within three (3) months or next scheduled release, whichever is sooner.

       So long as Palm is using reasonable commercial efforts to recreate reported errors and resolve or reduce Severity One and Severity Two problems in accordance with the action plan provided, Palm's inability to resolve such problems within the timeframes stated herein or the action plan shall not be deemed a material breach of Section 6.1 or any other provision of the Agreement. The prescribed support response times above may be extended as mutually agreed, such agreement not to be unreasonably withheld, e.g., if resolution of the problem requires timely hardware certification or test, or if resolution represents significant risk to the essential functions. Any support requests that are attributable to any matters other than errors in the unmodified Palm Software provided by Palm to Licensee hereunder are subject to billing at Palm's standard time and materials rates.

       3. Support Evaluation. The parties will attempt in good faith to promptly resolve any controversy or claim relating to performance of the technical support assistance provided by Palm under this Agreement. Each party may request the other party to involve appropriate senior executives of such other party who shall have the authority to resolve the matter.


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

                                   EXHIBIT F-1

                MINIMUM TERMS AND CONDITIONS OF END USER LICENSE

       1. _________________ ("Licensor") grants the end user ("End User") a nonexclusive license to use the software accompanying the Licensor Product ("Software"). With respect to the Licensor Product Desktop Applications, End User may reproduce and provide one (1) copy of such Software for each personal computer or Licensor Product on which such Software is used as permitted hereunder. With respect to the Licensor Product Platform Software, End User may use such Software only on one (1) Licensor Product. End User may assign its right under the End User License Agreement to an assignee of all of End User's rights and interest to the Software only if End User transfers all copies of the Software subject to the End User License Agreement to such assignee and such assignee agrees in writing to be bound by all the terms and conditions of the End User License Agreement.

       2. End User agrees not to reverse engineer, decompile or disassemble the Software. End User will not copy the Software except as necessary to use it in accordance with this End User License Agreement. End User agrees that any such copies of the Software shall contain the same proprietary notices which appear on and in the original copy of the Software.

       3. Except as stated above, the End User License Agreement does not grant End User any rights (whether by license, ownership or otherwise) in or to intellectual property with respect to the Software.

       4. End User will not export or re-export the Software without all appropriate United States and other foreign government licenses.

       5. Title to and ownership of the Software and any copy thereof shall remain with Licensor and its suppliers.

       6. If the Software is licensed for a proposal or agreement with the United States Government or any contractor therefor, the Software must be legended, marked and licensed as described in Section 9.3 of the Agreement.

       7. Palm is a specified third party beneficiary of the end user license.


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

                                   EXHIBIT F-2

     DESKTOP SITE LICENSE; MINIMUM TERMS AND CONDITIONS OF END USER LICENSE

       1. Subject to the terms of this agreement, [Licensee] grants [end user] a non-exclusive, royalty-free, non-assignable and non-transferable license to reproduce and install the Desktop Software in executable form on personal computers owned or leased by [end user] for [end user]'s internal use.

       2. [End user] agrees that the Desktop Software may be used only in connection with [Licensee's] Palm OS handheld products (the "Products") and may not be distributed outside [end user]. [End user] shall notify the users of such personal computers that the Desktop Software may be used only in connection with the Products and may not be distributed outside [end user].

       3. [End user] agrees that it shall keep records of the number of copies of the Desktop Software it installs and the number of Products purchased by [end user]. Upon request by [Licensee], [end user] shall promptly report in writing to [Licensee] the number of copies of the Desktop Software installed by [end user].

       4. Except as explicitly otherwise set forth in this agreement, the use of the Desktop Software shall be governed by the [Licensee] End User Software License Agreement accompanying the Products. Except as provided above, this agreement does not grant [end user] any rights to patents, copyrights, trade secrets, trademarks, or any other rights in respect to the Desktop Software.


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

                                    EXHIBIT G

                               DEVELOPER PROGRAMS


DEVELOPMENT TECHNICAL SERVICES
Palm will provide the following services:

              - Maintain Palm's publicly supported APIs for the Palm OS platform (the "Palm Public APIs"), including both handheld and desktop APIs that are part of Palm OS Software.

              - Provide Licensee developer technical support personnel with appropriate technical information and related materials for the core Palm OS platform. Such technical information and materials will include frequently asked questions (FAQs), sample code, software development kits (SDKs), API documentation, mechanical and electrical specifications and white papers.

              - At Licensee's request, provide an appropriate level and amount of introductory training on the Palm Public APIs to Licensee's developer technical support personnel.

              - At Licensee's request, use commercially reasonable efforts to assist Licensee in recreating developer problems relating to the core Palm OS platform and/or the Palm Public APIs, including where required providing Licensee with Palm products.

              - Provide a process for escalation of questions from Licensee (including questions from developers that are first addressed to Licensee) that are related to the Palm Public APIs.

Licensee will:

              - Provide Palm's developer technical support personnel with appropriate technical information and related materials for Licensee Software. Such technical information and materials will include FAQs, sample code, SDKs, API documentation, mechanical and electrical specifications and white papers.

              - At Palm's request, provide an appropriate level and amount of introductory training on the Licensee Public APIs to Palm's developer technical support personnel.

              - At Palm's request, use commercially reasonable efforts to assist Palm in recreating developer problems relating to the Licensee Software and/or Licensee's publicly supported APIs (the "Licensee Public APIs), including where required providing Palm with Licensee Products.

              - Provide a process for escalation of questions from Palm (including questions from developers that are first addressed to Palm) that are related to the Licensee Public APIs.


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

DEVELOPMENT DOCUMENTATION
Palm will:

              - Create, maintain and provide appropriate developer documentation for the Palm Public APIs.

              - Provide style guidelines for developer documentation to Licensee.

Licensee will:

              - Create, maintain and provide appropriate developer documentation for the Licensee Public APIs.

DEVELOPMENT TOOLS
Palm will:

              - Provide via the Palm OS Development Zone Website (the "Palm Support Site") URL links to Licensee SDKs.

Licensee will:

              - Integrate the Licensee Public APIs into the CodeWarrior/GNU Palm OS development platform environment. If Palm adopts a new Palm OS development platform environment, Licensee also will adopt the same if feasible.

              - Provide via the developer support area on Licensee's website ("Licensee Support Site") URL links to Palm's SDKs.

DEVELOPMENT PROGRAMS
Palm will:

              - Provide via the Palm Support Site URL links to Licensee developer programs.

              - Provide access to Palm OS platform communication vehicles, such as the monthly electronic developer newsletter.

Licensee will:

              - Provide via the Licensee Support Site URL links to Palm developer programs.

              - Provide access to Licensee Software communication vehicles, such as the monthly electronic developer newsletter.

DEVELOPMENT TRAINING
Palm will:

              - Consider, in its sole discretion, adding training modules for the Licensee Public APIs to the "Palm OS Programming" development training courseware. Such training courseware will be subject to Licensee's written approval, and will be made available to Licensee for its own use without charge.


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
* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


If Palm elects to develop training modules for the Licensee Public APIs, Licensee will:

              - Provide a reasonable level of assistance to the Palm course developers creating such training module. Such assistance will include where required providing the Palm course developers with an appropriate number of Licensee Products and appropriate documentation, as well as reviewing the training materials for technical accuracy.

DEVELOPMENT CONFERENCES
Palm will:

              - As long as Licensee is distributing a Licensee Product, be a sponsor of at least Licensee's most prominent annual developer conference. Where appropriate, such sponsorship will include: providing units and engineers for labs, appropriate business and/or marketing personnel, and technical, marketing, and business content. [*]

              - Offer Licensee the opportunity to participate in Palm's most prominent developer conference at the highest level.

Licensee will:

              - As long as Licensee is distributing a Licensee Product, be a sponsor of at least Palm's most prominent annual Palm Software platform developer conference. Where appropriate, such sponsorship will include: providing units and engineers for labs, appropriate business and/or marketing personnel, and technical, marketing, and business content. [*]

              - Offer Palm the opportunity to participate in Licensee's most prominent developer conference at the highest level.


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

                                    EXHIBIT H

                                 PALM TRADEMARKS


I.     PALM COMPATIBILITY TRADEMARKS

Palm Powered(TM)
Palm Powered logo(TM)
Palm Powered Compatible Solution logo(TM) [for use with software only]
Palm OS(R)



II.    OTHER PALM TRADEMARKS

Graffiti(R)
HotSync(R)
IMessenger(R)
Palm(TM)
Palm Computing(R)
PalmConnect(R)
PalmPoint(R)
PalmModem(R)
PalmGlove(R)
PalmPix(TM)
Palm.net(R)


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

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


                                    EXHIBIT I

                             MODIFIABLE SOURCE CODE

NO. 1

[*]

NO. 2

[*]


NO. 3

[*]

NO. 4

[*]

NO. 5

[*]

NO. 6

[*]

NO. 7

[*]

NO. 8

[*]

NO. 9

[*]


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